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                                                                   EXHIBIT 10.32

                                                                  EXECUTION COPY

              SECOND AMENDED AND RESTATED TDMA OPERATING AGREEMENT


THIS SECOND AMENDED AND RESTATED TDMA OPERATING AGREEMENT (the "Agreement") is dated as of the 11th day of July, 2003 by and between AT&T Wireless Services, Inc., on behalf of itself and its Affiliates listed in Schedule 1 hereto (individually and collectively, "AWS") and ACC Acquisition LLC, on behalf of itself, American Cellular Corporation and their respective Affiliates listed in
Schedule 2 hereto (individually and collectively, "ACC"). AWS and ACC are sometimes referred to, individually, as a "Party" and together as "Parties."


                                    RECITALS


WHEREAS, each of AWS and ACC desires to make arrangements to facilitate the provision of TDMA-based voice and voice-related mobile wireless radiotelephone service to its Customers through the wireless radiotelephone facilities of the other Party in a manner providing a common look and feel and the appearance of seamlessness between the Parties' facilities, in accordance with the terms of this Agreement; and

WHEREAS, the Parties entered into an Operating Agreement, dated as of January 31, 2000, as amended and restated as of February 25, 2000, and amended as of May 8, 2002 (the "Original Agreement");

NOW, THEREFORE, in consideration of the premises and the mutual promises herein set forth and intending to be legally bound hereby, the Parties agree, and the Original Agreement is hereby amended and restated in its entirety, as follows:

                                   ARTICLE I.

                                   DEFINITIONS

As used in this Agreement, the terms below shall have the following meanings:

ACC has the meaning set forth in the first paragraph of this Agreement.

ACC LLC Agreement means the Second Amended and Restated Limited Liability Company Agreement of ACC, dated as of February 25, 2000, between the parties specified therein.

ACC Service Area means the geographic area in which ACC and those of its Affiliates now or hereafter listed on Schedule 2 provide Service.

ACC TDMA System means the facilities owned and/or operated by ACC with which it provides Service anywhere within the ACC Service Area.



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Additional Features means the Features that are offered by AWS to its Customers in its Home Service Area and are adopted by ACC pursuant to Section 10.3.3. Once implemented, an Additional Feature shall be deemed a Core Feature for purposes of this Agreement.

Adopted Features means the Core Features, the Future Core Features and the Additional Features.

Affiliate means, with respect to a Party, any facilities-based CMRS operating company that (a) is controlled by or under common control with the Party, (b) is an entity in which the Party has at least fifty percent (50%) voting interest, or (c) is managed by the Party; provided, that AT&T Wireless and (except with respect to Section 10.10(e)) Dobson Communications Corporation and their respective Affiliates shall be deemed not to be Affiliates of ACC for purposes of this Agreement. In addition, for purposes of this Agreement, the entities set forth on Schedule 3 shall be deemed to be "Affiliates" of AWS, regardless of whether such entities also qualify as "Affiliates" under the preceding sentence.

Approved CIBERNET Negative File Guidelines means the negative file guidelines appearing in the CIBER Record in effect from time to time.

AT&T means AT&T Corp.

AT&T Wireless means AT&T Wireless Services, Inc., individually.

Authorized Receipt Point or ARP means the location or address of the Party designated by the Home Carrier as the delivery point for its CIBER records and authorized agent for performing CIBER edits.

Authorized Roamer means a Roamer using equipment and an assigned telephone number with the NPA/NXX combinations listed in accordance with Article VI below for whom the Serving Carrier has not received a negative notification in accordance with the provisions of this Agreement.

AWS has the meaning set forth in the first paragraph of this Agreement.

         AWS ARPMIN Rate is calculated by taking the AWS Average Revenue Per Minute for the April 1, 2004 to June 30, 2004 period and the AWS Average Revenue Per Minute for the April 1, 2005 to June 30, 2005 period, determining the percentage decrease (if any) between the two, and applying any such percentage to the blended Airtime/Toll rate from the table below for the July 1, 2005 - June 30, 2007 period.

         AWS Average Revenue Per Minute is calculated by dividing Gross Service Revenue over a three-month period by Total Billed Minutes over the same three-month period.


* Confidential information has been omitted and filed separately with the Securities and Exchange Commission.


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         AWS Average Roaming Rate is the average incollect roaming rate charged over three roamer settlement periods by all other carriers (including AWS Affiliates) to AWS for TDMA and analog roaming (excluding taxes, surcharges, directory assistance, features, etc.), calculated as follows: (Total Incollect Airtime Charges + Total Incollect domestic toll charges)/Total Incollect MOUS.

AWS Service Area means the geographic area in which AWS and those of its Affiliates now or hereafter listed on Schedule 1 provide Service.

AWS TDMA System means the facilities owned and/or operated by AWS with which it provides Service anywhere within the United States.

BTA means a geographic area designated by the FCC as a Basic Trading Area in which a PCS System may be operated, as described more specifically in 47 CFR
24.202 of the FCC Rules.

Cellular System means a wireless communication system that is operated pursuant to authority granted by the FCC under 47 CFR Part 22.

CIBER means Cellular Intercarrier Billing Exchange Record.

CIBER Record means the publication prepared by CIBERNET Corporation, a wholly-owned subsidiary of the Cellular Telecommunications Industry Association, as a service to the wireless communications industry. Unless specifically provided otherwise in this Agreement, all words and phrases defined in the CIBER Record shall have the meaning herein that they have therein.

Clearinghouse means that entity which provides for the exchange of CIBER records and performs industry accepted CIBER edits, including edits to verify Industry Negative File information.

CMRS means any Commercial Mobile Radio Service as authorized by the FCC.

Company Communications Services means Commercial Mobile Radio Services regulated under FCC Rules Subpart H of Part 22, Subpart E of Part 24, and Part 20 in effect as of the Effective Date.

Competitive Systems has the meaning set forth in the definition of "Disqualifying Transaction".

Core Features means the Features that, as of the Effective Date, AWS and ACC have agreed to implement and maintain in order to create a common look and feel and seamless subscriber service between the AWS TDMA System and the ACC TDMA System, as evidenced by their listing in Schedule E-1 to Exhibit E attached hereto.

Customer means an end-user of Service with which a Party has entered into an agreement to provide such Service, regardless of whether such Service is to be provided through the facilities of such Party.



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Default has the meaning set forth in Section 13.1.

         Disqualifying Transaction means a merger, consolidation, joint venture, purchase, investment, exchange or sale of assets, issuance or sale of securities, or other business combination transaction, between AWS and one or more of its Affiliates, on the one hand, and a Person or Persons unaffiliated with AWS, on the other hand, that results in the Surviving Entity or its controlled Affiliates owning, managing, operating or controlling systems providing Mobile Wireless Services in the Territory ("Competitive Systems"), provided, that (A) (i) upon consummation of such transaction, the number of Overlap Pops is less than * of the number of Transaction Pops or (ii) within 180 days following consummation of such transaction, the Surviving Entity and its controlled Affiliates shall have ceased to own, manage, operate or control sufficient Competitive Systems such that the number of Overlap Pops is then less than * of the number of Transaction Pops and (B) AWS complies with the provisions of Section 10.15 below. A transaction pursuant to which AWS acquires and holds ownership interests in any person (x) that is not an Affiliate of AWS,
(y) to which AWS and its controlled Affiliates do not direct roaming traffic (in respect of Mobile Wireless Services) on a priority basis with respect to ACC and its subsidiaries and (z) that does not market Mobile Wireless Services (on a primary basis, tagline basis or otherwise) under the "AT&T Wireless" brand or any similar or successor brand used by AWS or its Affiliates on a substantially national basis shall not be deemed to be a Disqualifying Transaction.

Effective Date means the date of this Agreement.

ESN means the Electronic Serial Number that is encoded in a wireless telephone set by the manufacturer and which is broadcast by such telephone.

Equipment means phones, handsets, transmitters, terminals, control equipment and switches and other hardware and software required or useful to use Service, including phones and handsets Customers use in connection with Service.

         Fair Market Value means, with respect to any asset, as of the date of determination, the cash price at which a willing seller would sell and a willing buyer would buy such asset in a transaction negotiated at arm's length, each Party being apprised of and considering all relevant facts, circumstances and factors, and neither acting under compulsion, with the parties being unaffiliated third parties acting without time constraints.

FCC means the Federal Communications Commission and any successor agency or authority.

FCC Rules means the rules and regulations established by the FCC, codified in
Section 47 of the Code of Federal Regulations, as the same may be modified or amended from time to time hereafter.

Features means voice and voice-related features and services available from a Party through its mobile wireless telecommunication system.


----------

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission


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Future Core Features means the Features that are agreed upon as of the Effective
Date (as evidenced by their listing on Schedule E-2 to Exhibit E attached hereto) or in the future by the Parties pursuant to Section 10.3.2 as necessary to maintain a common look and feel, and seamless subscriber service, between the AWS TDMA System and the ACC TDMA System, and which the Parties agree will be supported by both of their Systems, on the terms and conditions of this Agreement, in the same manner as the Core Features. Once implemented, a Future Core Feature shall be deemed a Core Feature for purposes of this Agreement.

General Availability means the date upon which the technology and products that comprise any Future Core Features are commercially available at a commercially reasonable price from the vendors of such technology and product(s), and such Feature has successfully completed and passed the first application in the System of the Party seeking to implement such Feature and is ready for live commercial deployment.

Gross Service Revenue includes AWS equipment revenue, cellular subscriber revenue, credit & adjustments, data revenue, non-cellular subscriber revenue, net roaming revenue, toll revenue, other service revenue and other revenue.

Home Carrier means a Party who is providing Service to its registered Customers (it being understood that for purposes of this Agreement AWS shall be deemed to be the Home Carrier for its registered Customers residing in the ACC Service
Area).

Home Service Area means the geographic area in which a Home Carrier is licensed to provide Service.

Industry Negative File means the negative file maintained by the authorized Clearinghouses in accordance with approved CIBERNET Negative File Guidelines.

License means, with respect to a PCS System or Cellular System, all permits, licenses, waivers, and authorizations (including, without limitation, licenses issued by the FCC) that are necessary to conduct the operations of such system in the manner in which such operations are currently contemplated, or may in the future be contemplated by the licensee to be conducted.

         Licensed Pops means, with respect to any Person in any market, Pops covered by any FCC license authorizing such Person to provide Mobile Wireless Services in such market.

LLC Termination Date means the date on which the ACC LLC Agreement is terminated.

MIN means the "Mobile Identification Number" which is assigned by a Home Carrier to each of its registered Customers.

Mobile Wireless Services shall mean mobile wireless Company Communications Services (including the transmission of voice, data, image or other messages or content) provided solely within the ACC Service Area, initiated or terminated using TDMA or analog cellular technology and on frequencies in the 800 MHz band authorized for the Cellular Radiotelephone Service under Part 22 of the FCC Rules or in the 1900 MHz band authorized for the Personal



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Communications Services under Part 24 of the FCC Rules, to or from subscriber equipment that is capable of usage during routine movement throughout the area covered by a cell site and routine handing-off between cell sites, and is either intended for such usage or is temporarily fixed to a specific location on a short-term basis (e.g., a bank of wireless telephones temporarily installed during a special event of limited duration). Without limiting the foregoing, Mobile Wireless Services shall include wireless office services if such services comply with this definition. Mobile Wireless Services shall also include the transmissions between ACC's cell sites and ACC's switch or switches in the ACC Service Area, the handing-off of transmissions at ACC's switch or switches for termination by other carriers, and the receiving of transmissions for ACC's customers handed-off at ACC's switch or switches which were originated on the system or systems of other carriers, in each case for the purpose of facilitating Mobile Wireless Services described in the first sentence of this definition.

MSA means a geographic area designated by the FCC as a Metropolitan Service Area in which a Cellular System may be operated, as described more specifically in 47 CFR 22.909 of the FCC Rules.

MTA means a geographic area designated by the FCC as a Major Trading Area in which a PCS System may be operated, as described more specifically in 47 CFR
24.202 of the FCC Rules.

NPA/NXX combinations means the six-digit numerical combinations assigned by regulatory authorities to identify the area code and telephone number prefix for Service.

Overlap Markets means those portions of the Territory in which, after giving effect to a Disqualifying Transaction, the Surviving Entity or its controlled Affiliates own, manage, operate or control Competitive Systems that provide Mobile Wireless Services.

Overlap Pops means the Licensed Pops of ACC in any Overlap Markets.

PCS System means a wireless communication system that is operated pursuant to authority granted by the FCC under 47 CFR Part 24.

Person means any individual, corporation, partnership (limited or general), limited liability company, trust, association, governmental authority or any other entity.

Parties and Party have the meanings set forth in the first paragraph of this Agreement.

Pops means with respect to any licensed area, the residents of such area based on the most recent publication by Claritas Inc.

Resale Agreement means a Resale Agreement, if any, entered into between ACC and AWS pursuant to Section 10.10.

Roamer means a Customer of one Party who seeks Service from the other Party within the geographic area served by the other Party, regardless of whether Service also is offered in that area by the Party whose Customer is seeking Service.



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RSA means a geographic area designated by the FCC as a Rural Service Area in which a Cellular System may be operated, as described more specifically in 47 CFR 22.909 of the FCC Rules.

Service means telecommunications service for the transmission and reception of voice and voice-related features, initiated or terminated using TDMA or analog cellular technology, provided by means of radio frequencies that are or may be licensed, permitted or authorized now or in the future by the FCC for use by a Cellular System or a PCS System, and in respect of which service the user equipment is capable of and intended for usage during routine movement, including halts at unspecified points, at more than one location throughout a wide area public or private wireless network. Unless otherwise specifically agreed by the Parties, Service shall include personal base station services but, by way of example and without limitation, does not include fixed wireless services, two-way messaging wireless services (NBPCS), video broadcasting wireless services, television services (whether cable, broadcast or direct broadcast satellite), broadcast radio services, interactive informational or transactional content services such as on-line content network services, Internet based services, satellite based communications services, and air to ground communications services.

Service Area means the ACC Service Area or the AWS Service Area, as the context requires.

Serving Carrier means a Party who provides Service for registered Customers of another Party while such Customers are in the geographic area where the Serving Carrier, directly or through subsidiaries, provides Service.

         Subsidiary means, with respect to any Person, a corporation or other entity of which 50% or more of the voting power of the Voting Securities or equity interests is owned, directly or indirectly, by such Person.

         Surviving Entity means, with respect to a Disqualifying Transaction, the surviving entity or other person that as a result of such Disqualifying Transaction owns, manages, operates or controls Competitive Systems.

System means the AWS TDMA System or the ACC TDMA System, and Systems means the AWS TDMA System and the ACC TDMA System.

Territory means, subject to Section 10.15, the geographic territory set forth on
Schedule 4 hereto.

TDMA means the present and future North American Time Division Multiple Access standard which is set by the Telecommunications Industry Association (which at the Effective Date is IS-136), which is the essential radio frequency technical method for digital wireless telephone operations upon which the Service and equipment related thereto are designed to operate. For the avoidance of doubt, TDMA does not include GSM, GPRS, EDGE, UMTS or any other technology.

TDMA Quality Standards has the meaning set forth in Section 10.10.



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         Telecommunications Services means the offering of telecommunications services for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used. The term "telecommunications" means the transmission, between or among points specified by the user, of information of the user's choosing.

         Total Billed Minutes includes home, incollect and outcollect MOUs billed by AWS.

         Transaction Pops means the Licensed Pops in the markets that are acquired by the Surviving Entity in a Disqualifying Transaction.

User Interface means the process, functional commands, and look and feel by which a Customer operates and utilizes the Adopted Features, including the sequence and detail of specific commands or service codes, the detailed operation and response of Equipment to the sequence of keys pressed to effect subscriber Equipment functions, and the response of subscriber Equipment to the activation of these keys, or in response to signals or data from either the ACC TDMA System or the AWS TDMA System. Furthermore and for greater certainty, such definition shall include without limitation, the manner in which information is displayed on the screen of a phone used for Adopted Features, announcement tones or messages occur, and service or feature codes that must be dialed. The origins of the information presented to the user may be the user Equipment, or the AWS TDMA System or the ACC TDMA System, or both.

Voting Securities means equity securities of a Person having the right to vote generally in the election of the directors (or persons performing equivalent functions) of such Person.



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                                   ARTICLE II.

                              PROVISION OF SERVICE

         2.1 Each Party shall provide, to any Authorized Roamer who so requests, in accordance with its own ordinary requirements, restrictions, practices, and tariffs, if applicable, and with the terms and conditions of this Agreement, any and all types of Service that such Party provides to its own Customers within its Service Area. At a minimum, such Service shall include voice communications capability, as well as any other types of Service required by this Agreement, including without limitation Article X hereof.

         2.2 Notwithstanding anything in this Agreement to the contrary, a Serving Carrier may suspend or terminate Service to an Authorized Roamer in accordance with the terms of its own ordinary requirements, restrictions, practices, and tariffs, if any, but such suspension or termination shall not affect the rights and obligations of the Parties for Service furnished hereunder prior to such termination or suspension.

         2.3 In connection with its Service to Roamers, no Serving Carrier shall use recorded announcements or other inducements for an Authorized Roamer to discontinue the Service of its Home Carrier or, unless otherwise authorized herein, Roamer's use of a Serving Carrier's system.

         2.4 In the event that an operating entity becomes an Affiliate of a Party after the date of this Agreement, such Party may, upon thirty (30) days prior written notice to the other Party, add such operating entity to Schedule 1 or Schedule 2, as the case may be, at the expiration of such thirty-day period, in which event (a) the Customers of such entity shall be entitled to Service as Roamers from the other Party on the terms and conditions of this Agreement and
(b) such operating entity shall provide Service to Customers of the other Party who are Authorized Roamers, although the other Party is not obligated to request such Service or to require its Customers to request such Service. Notwithstanding the foregoing, the other Party, in its reasonable discretion, may specify, by delivering written notice thereof prior to the expiration of the thirty day period, that any Affiliate so added shall not be entitled to preference as a Serving Carrier as otherwise provided in Section 2.5. Upon the addition to or deletion from Schedule 1 or 2 of any operating entity pursuant to this Section 2.4, Exhibits A and B shall automatically be revised accordingly, except that either Party may, in its sole discretion, specify that an addition by either Party to Schedule 1 or 2 shall not be given effect for any or all purposes of Section 2.5.

         2.5

                  2.5.1 Except as provided in connection with a Disqualifying Transaction or Section 2.5.2, AWS, in its capacity as Home Carrier, shall (a) cause substantially all of its Customers, when roaming in the Territory, to normally seek Service as Roamers from ACC prior to seeking Service from any other carrier, (b) program and direct its authorized dealers



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to program the subscriber equipment provided by it or such authorized dealers to its Customers, at the time it is provided to such Customers (to the extent such programming is technologically feasible) so that ACC is the preferred provider of TDMA and analog cellular roaming service in the Territory and (c) refrain, and direct its authorized dealers to refrain, from inducing any of its Customers to change or, except at such Customer's request in the event the quality of ACC's services do not meet the TDMA Quality Standards, from changing the programming described in clause (b) of this sentence. Except as provided in connection with a Disqualifying Transaction or Section 2.5.2, ACC, in its capacity as Home Carrier, shall (a) cause substantially all of its Customers, when roaming in the markets operated by AWS that are listed on Exhibit B (as such list may be supplemented by AWS from time to time in AWS's sole discretion) to normally seek Service as Roamers from AWS prior to seeking Service from any other carrier, (b) program and direct its authorized dealers to program the subscriber equipment provided by it or such authorized dealers to its Customers, at the time it is provided to such Customers (to the extent such programming is technologically feasible) so that AWS is the preferred provider of TDMA and analog cellular roaming service in the markets listed on Exhibit B and (c) refrain, and direct its authorized dealers to refrain, from inducing any of its Customers to change or, except at such Customer's request in the event the quality of AWS's services do not meet the TDMA Quality Standards, from changing the programming described in clause (b) of this sentence. The Parties acknowledge and agree that nothing contained in this Agreement (including without limitation this Section 2.5.1) shall require either Party to provide GSM (or other technology except TDMA and analog cellular)-based roaming services, preferential or otherwise, to the Customers of the other Party, even if any such Customer owns or is using a handset which permits the handling of both TDMA- or analog cellular-based and GSM-based communications services.

                  2.5.2 As a condition to the right of a Party under Section
2.5.1 to be the preferred provider of Service to Customers of the other Party, each market being served by the Serving Carrier shall (i) have fully installed a TDMA-based system, including all Core Features, (ii) (with respect to the System of the Serving Carrier contained in such market) be fully interoperable in accordance with Sections 10.6, 10.7, and 10.8, and (iii) otherwise have met, and be in compliance with, all terms and conditions of this Agreement.

         2.6 ACC shall join and remain a member of the North American Cellular Network throughout the term of this agreement.

                                  ARTICLE III.

                                RELATED SERVICES

         3.1 Upon request by ACC, AWS and ACC shall consider implementing a common System Identification Number (SID) for markets operated by the respective parties in the same general vicinity or taking other steps to suppress the roaming indicator on a customer's handset from lighting to indicate that the customer is roaming in such markets, but each party may, in its sole discretion, decide whether to implement such measure.



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         3.2 [RESERVED]

         3.3 [RESERVED]

         3.4 Each party, within the geographic areas in which such party provides service, will provide service without any additional toll charge throughout an area (a so-called "Home Calling Area") that is of a size at least reasonably comparable to the area within which toll-free calls placed through facilities that are exclusively land-based are available.

                                   ARTICLE IV.

                                CUSTOMER SERVICE

         The parties shall use commercially reasonable efforts to develop and implement systems enabling each party, as serving carrier, to route to a customer's home carrier any 611 customer service call received from a customer of the other party while roaming on the serving carrier's system.

                                   ARTICLE V.

                                     CHARGES

Each home carrier, whose customers (including the customers of its resellers) receive service from a serving carrier as authorized roamers under this agreement, shall pay to the serving carrier who provided such service 100% of the serving carrier's charges for CMRS and one hundred percent (100%) of the toll charges pursuant to Exhibit C. The amount of the charges for the use of each serving carrier's Service are set forth in Exhibit C attached to this agreement.



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                                   ARTICLE VI.

                             EXCHANGE OF INFORMATION

         6.1 The parties shall furnish to each other, in the format of Exhibit D to this agreement, the valid NPA/NXX combinations used by their respective customers. These combinations shall be accepted by the other party. Each NPA/NXX combination is and shall be within the entire line range (0000-9999), or a specified portion thereof. The minimum line range to be exchanged by the parties shall be 1,000 line numbers. Each party shall be responsible for all billings otherwise properly made under this agreement to any number listed by such party within the range or ranges specified by it in Exhibit D. Additions, deletions, or changes to NPA/NXX combinations and line number range(s) for the home carrier's customers may be made upon at least fifteen (15) days prior written notice to the serving carrier. Such notice shall be in the form attached as Exhibit D to this agreement and shall include the requested effective date for the addition, deletion or change.

         6.2 [RESERVED]

         6.3 Each party hereby agrees to indemnify the other party, together with its partners and any and all of their officers, directors, employees, agents and/or affiliates, against, and hold them harmless from, any and all claims, suits, demands, losses and expenses, including reasonable attorneys' fees and disbursements, which may result in any way whatsoever from the indemnified party's denial of roamer or local service to any NPA/NXX combination which has been listed by the indemnifying party as not being authorized to receive service; provided that (i) the person seeking indemnification (the "Indemnified Person") provides notice of such claim promptly after its discovery to the party from which indemnification is sought (the "Indemnifying Person") and in any event the indemnifying person will be released from any obligation hereunder to the extent it is prejudiced by any delay in the delivery of such notice, (ii) the indemnifying person shall have the right to assume the defense of such claim, (iii) the indemnified person shall provide such reasonable assistance and cooperation in the defense of such claim as is requested by the indemnifying person, and (iv) the indemnified person shall not settle or compromise any such claim without the prior written consent of the indemnifying person.

         6.4 [RESERVED]

         6.5 Upon the implementation of wireless number portability in any portion of either the AWS TDMA system or the ACC TDMA system, the parties shall cooperate in establishing an alternative method for exchanging ESN and/or NPA/NXX information required to permit roaming by the other party's customers in their respective systems.



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                                  Article VII.

                                      Fraud

         7.1 The parties will cooperate and, as necessary, supplement this agreement in order to minimize fraudulent or other unauthorized use of their systems. If any party reasonably decides that, in its sole judgment, despite due diligence and cooperation pursuant to the preceding sentence, fraudulent or other unauthorized use has reached an unacceptable level of financial loss and is not readily remediable, such party may suspend the use of applicable NPA/NXX combinations, in whole or in part, pursuant to the terms of this agreement.

         7.2 Each party shall take reasonable actions to control fraudulent roamer usage, including without limitation using either (i) a positive validation/verification ("PV") system provided by a mutually agreed upon validation/verification service under which the ESN and/or NPA/NXX used in a call in the serving carrier's system is compared against a list of authorized roamers or (ii) SS-7 connections through a network of carriers. The parties shall work together in good faith to designate and implement a system as specified in the preceding sentence and enhancements thereto or alternative systems as they shall agree in the future. The home carrier shall have no responsibility or liability for calls completed by a serving carrier without obtaining positive validation/verification as required herein.

         7.3 In addition to other procedures set forth in this agreement, a home carrier may notify a serving carrier by facsimile, with written confirmation, that certain NPA/NXX combinations are not to receive service. Any calls completed using such NPA/NXX combinations made one full business day or more after such notice has been given shall be the sole responsibility of the serving carrier, and the home carrier shall not be charged any amount for such calls.

         7.4 Each serving carrier shall use commercially reasonable efforts to provide each home carrier with real-time visibility of call detail records delivered through a network compatible with AWS'S network. Such information shall be delivered within one hour of the applicable call. In the event that the serving carrier provides such a real-time visibility system, the serving carrier shall not be liable in any event for a temporary failure of the system unless the serving carrier has been notified of such failure by the home carrier and the serving carrier does not take commercially reasonable steps to remedy the failure. If the serving carrier has been so notified and has failed to take such commercially reasonable steps, the serving carrier shall be liable for all unauthorized usage attributed to home carrier's subscribers during the period from the time serving carrier was notified of the problem to the time that the problem has been resolved to the reasonable satisfaction of the home carrier.

         7.5 For purposes of notification under this Article VII, the following addresses and facsimile numbers shall be used:



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         If to AWS:        AT&T Wireless Services, Inc.
                           P.O. Box 97061
                           Redmond, WA 98073-9761
                           Attn: Billing and ICS Operations
                           Tel. No. 425-580-6000
                           Fax No. 425-580-8390

         If to ACC:        ACC Acquisition LLC
                           14201 Wireless Way
                           Oklahoma City, OK 73134
                           Attn: Everett Dobson
                           Tel. No. 405-529-8500
                           Fax No. 405-529-8515

Each Party may change the names, addresses and numbers set forth above by providing notice to the other Party as provided in Article XVI below.

                                  Article VIII.

                                     Billing

         8.1 Each home carrier shall be responsible for billing to, and collecting from, its own customers all charges that are incurred by such customers as a result of service provided to them as authorized roamers by the serving carrier. The home carrier shall also be responsible for billing its customers for, and remitting to, the federal government all federal excise tax that may be due in connection with the service being billed by it to its customers. While the serving carrier will be responsible for the computation and remittance of all state and local taxes, each home carrier shall be liable to the serving carrier for all such state and local taxes remitted by the serving carrier, for authorized roamers regardless of whether these amounts are paid to the home carrier by its customers.

         8.2 Each serving carrier who provides service to an authorized roamer pursuant to this agreement shall forward roamer billing information, within five business days of the call date, in accordance with the procedures and standards set forth in the Ciber record to the home carrier's authorized receipt point. Ciber Type 50 and Ciber Type 70 records shall not be accepted without mutual signed agreement and if such mutual agreement is reached it will be attached to this agreement. Any future revisions of the Ciber record or additional record types must be mutually agreed upon before implementation. In the event the parties use the Cibernet Net Settlement Program, or alternative settlement program such information must be in a format in compliance with the Ciber record requirements or agreed upon format.

         8.3 Where the authorized roamer billing information required to be provided by the serving carrier in accordance with Section 8.2 above is not in accordance with

The ciber record, the home carrier may return a record to the serving carrier as provided in the ciber record. Returning the defective record will be in accordance with ciber record established procedures. The serving carrier may correct the defective record and return it to the home carrier for billing, provided that the time period from the date of the service call at issue to the receipt of the corrected record does not exceed sixty (60) days.

         8.4 No credit for insufficient data or defective records shall be permitted except as provided in section 8.3 above, unless mutually agreed upon by both parties.

         8.5 Each home carrier may at its discretion perform any necessary edits at its clearinghouse on incollect or outcollect call records to ensure compliance with the terms of this agreement.

                                   Article IX.

                                   Settlement

         9.1 Each party will settle its accounts with the other parties on the basis of billing information received as described in this Article IX. In the event both parties use a net financial settlement procedure, the parties shall not submit a paper invoice but will make payments in accordance with such net financial settlement procedure provided that the parties may submit call records for payment that relate to calls made more than sixty (60) days from the date of the call if such call was the subject of a dispute or investigation regarding fraudulent or unauthorized use.

         9.2 If an incorrect roaming rate is charged by the serving carrier to the home carrier, the serving carrier shall refund all amounts in excess of the contract rate back to the home carrier within forty five days of notification by the home carrier. Each carrier shall have ninety (90) days from the end of the settlement period to invoice for amounts in excess of the contract rate. The home carrier will send a collection letter within sixty (60) days of the invoice date, within ninety (90) days of the invoice date, and within one hundred (120) days of the invoice date. If the invoice remains unpaid after one hundred twenty
(120) days from the original invoice date, the home carrier may withhold the amounts from the cibernet net settlement program or alternative settlement program.

         9.3 In the event that either party does not use a net financial settlement procedure, the billing and payment for charges incurred under this agreement shall be as set forth below.

                  9.3.1 The parties shall determine amounts owed to each other for Service provided to Roamers in one-month periods with such period beginning on the sixteenth day of each calendar month and ending on the fifteenth day of the following month in which Service is provided. The end of this Period shall be referred to as "Close of Billing."

                  9.3.2 The Parties shall send each other an invoice for Services used under this Agreement within fifteen (15) days after the Close of Billing.

                  9.3.3 Each invoice shall contain the following information.

         a.       Billing period used by Serving Carrier

         b.       Batch sequence number

         c.       Serving and Home Carrier System Identification Number

         d.       Air Service charges

         e.       Total toll charges (both intrastate and interstate)

         f.       All other charges and credits

         g.       Total taxes

         h.       Total charges

                  9.3.4 Payment on such invoices shall be made in the form of a check or a wire transfer which must be received by the invoicing party within thirty (30) days from the date of the invoice. Late payments shall be charged with a late payment fee of one and one half percent (1.5%) of the outstanding balance for each thirty-day period (or portion thereof) that such payments are late.

                  9.3.5 Each Party may offset the amount owed to the other Party under this Agreement and a single payment of the balance to the Party entitled to receive such balance shall be made.

         9.4 If the serving carrier provides pre-call validation of the home carrier's customers, the home carrier agrees to implement negative file suppression at the clearinghouse and the cibernet negative file guidelines and procedures do not apply.

                                   Article X.

                      Interoperability and Other Agreements

         10.1 [Reserved]

                  10.1.1 Adopted Features shall be made available to all Customers of a Party when roaming in the AWS TDMA System or the ACC TDMA System, subject to the terms of this Agreement. Each Party shall use good faith efforts, when implementing any software or other System change or upgrade, to confirm the continued availability of the Feature interoperability provided for herein, and in the event of any interference with any

Feature interoperability shall work expeditiously to restore required functionality. Without limiting the generality of the foregoing, in the event the Authentication Fraud Protection Feature (or any subsequent or comparable fraud protection Feature) is disabled or affected by any network change so as to interfere with its interoperability, the Party responsible for such network shall restore interoperability within 48 hours of notification from the affected Party.

                  10.1.2 [reserved]

                  10.1.3 [reserved]

                  10.1.4 Any entity listed on Schedule 1 but in which AT&T Wireless owns, directly or indirectly, less than a majority interest or which AT&T Wireless otherwise does not control shall, at the option of AT&T Wireless, not be subject to the requirements of this Article X.

         10.2 [RESERVED]

                  10.2.1 ACC shall maintain its commitment to TDMA as ACC's digital standard for the ACC TDMA System on Exhibit A for so long as, and to the extent that, AWS maintains its commitment to TDMA as AWS's digital standard for the AWS TDMA System. AWS agrees that in the event it may exercise its discretion to no longer remain committed to TDMA as its digital standard for the AWS TDMA System (it being understood that AWS may elect in its sole discretion at any time to cease to employ TDMA in its business or operations), it shall give ACC six months' prior notice of that decision. Upon the termination of AWS's commitment to TDMA as its digital standard for the AWS TDMA System, the following Sections of this Agreement shall immediately terminate: Sections 10.1,
10.2 and 10.3.

                  10.2.2 Subject to Section 10.2.1, ACC shall deploy TDMA throughout the ACC TDMA System during the term of this Agreement.

         10.3 Each of the parties agrees that it shall operate and support its tdma-based system, to the extent installed, to ensure that the other party's customers can use the adopted features when roaming on the serving carrier's tdma-based system in the same manner that such customers use such adopted features on the home carrier's tdma-based system.

                  10.3.1 Core Features. Each Party shall, at its own expense, implement the Core Features in the AWS TDMA System, in the case of AWS, and in the ACC TDMA System, in the case of ACC, as soon as reasonably practicable and in any event within one (1) year after the Effective Date. Thereafter, Core Features shall be implemented at the time any TDMA-based system is placed into operation.

                  10.3.2 Future Core Features. The Future Core Features shall be those features set forth on Schedule E-2 to Exhibit E attached hereto or that are agreed upon by the Parties from time to time after the execution of this Agreement. Each Party shall, at its own expense, implement such Future Core Features within one (1) year after the General Availability of such Future Core Features, provided that, and subject to such Party's determination, in its sole and absolute discretion, that such implementation is both financially feasible and economically viable, and consistent with such Party's objective of maximizing its financial performance. In the event that a Party opts not to adopt a Future Core Feature in accordance with this Section 10.3.2, it shall promptly notify the other Party of that decision. Future Core Features shall be implemented in accordance with this Section in the areas specified for each respective Party in Section 10.3.1.

                  10.3.3 Additional Features. In addition to the Core Features and the Future Core Features, ACC shall offer, at the request of AWS, additional service features that AWS notifies ACC that AWS will provide in a majority of its TDMA Systems, unless ACC reasonably determines that providing such additional features would be financially detrimental to ACC. Absent such determination, any such additional features shall be adopted within 120 days (or such longer period as is reasonably necessary under the circumstances) after the request by AWS. ACC agrees that in order to offer certain Additional Features it will be obligated to implement technological enhancements, upgrades, improvements and advances ("Improvements") that are implemented by AWS from time to time and that are technologically compatible with ACC's equipment. At the request of AWS, ACC will implement any Improvements that AWS notifies ACC that AWS will implement in a majority of its TDMA Systems, unless ACC reasonably determines that the implementation of any such Improvement would be financially detrimental to ACC. Absent such determination, any such improvements shall be implemented within 120 days (or such longer period as is reasonably necessary under the circumstances) after the request by AWS. A course of action will be considered "financially detrimental" to ACC for purposes of this Section 10.3.3 if the reasonable business case for such course of action has a net present value that is less than or equal to negative 10% of the capital cost of that course of action.

                  10.3.4 The Parties shall use commercially reasonable efforts to comply with the network performance standards with respect to the Adopted Features that are set out in Schedule E-3 to Exhibit E attached hereto.

         10.4 Neither Party shall provide the other Party's customers with service inferior in quality to that provided to its own customers. Each Party shall provide service to customers of the other Party of a quality level, based on criteria customarily used to evaluate the performance of wireless voice systems, comparable to or exceeding industry norms. Any assessment of "Quality" shall be with reference to the system's performance as a whole within a specific MSA, RSA, or BTA, as the case may be, and shall be over such a period of time as reasonably necessary to yield an accurate depiction of system "Quality" taking into account all of the variables which may affect system performance.

         10.5 In order to facilitate performance by each of the parties of their obligations under this Article X, the Parties agree to exchange and share information with each other as follows, except that nothing contained herein shall be construed to require a Party to exchange information that the Party considers confidential or proprietary.

                  10.5.1 Subject to Article XVII of this Agreement, the Parties shall provide each other, on a reasonably prompt basis, with all information and materials that either has a right to disclose that is necessary to meet the interoperability standards set forth in this Article X, including without limitation the following information:

         System Engineering:

                  o        Minimum Standards for Systems

         Features:

                  o Capability description of present Core Features and other Features

                  o        User Interface (codes)

                  o        Implementation procedures

                  o        Roaming requirements

                  o        Feature functionality design documents

                  Research and Development:

                  o        operational test results

                  o        operational defects and bugs

                  o        remedial/back-up plans

                  o        operational, functional and technical specifications

                  o        all related documentation

                  o        systems integration

                  10.5.2 Each Party agrees that it shall, in performing its obligations to provide the other Party with information in accordance with this
Section 10.5, act reasonably, and in good faith toward the other Party.

                  10.5.3 Nothing contained herein is intended or should be construed to constitute the transfer or grant by one Party to the other of any ownership, license, or other rights of or to any trade secret, know-how, or other intellectual property by one Party to the other.

         10.6 Each Party shall provide for automatic call delivery for customers of the other Party who are roamers in such Party's system. To this end, each Party shall continuously provide the hardware, software and transmission facilities required for such call delivery either directly between the systems of the Parties or indirectly through a separate network of wireless communications carriers. The hardware, software and transmission facilities provided by each Party hereunder shall at all times be operated and maintained to provide the most efficient level of service that is technically feasible and commercially reasonable to minimize transmission errors and service interruptions.

         10.7 If the Parties have implemented linking facilities as contemplated in Section 10.8, the serving carrier shall automatically hand-off to the home carrier, and as requested shall automatically accept hand-off from the home carrier in order to provide service as specified in Article II, calls to or from a customer of the home carrier in accordance with the hand-off procedures established for such linking facilities. To this end, each Party shall continuously provide the hardware, software and transmission facilities required for such call hand-off either directly between the systems of such home and serving carrier or indirectly through a separate network of wireless communications carriers. The hardware, software and transmission facilities provided by each Party hereunder shall at all times be operated and maintained to provide the most efficient level of service that is technically feasible and commercially reasonable to minimize transmission errors and service interruption.

         10.8 The Parties will work together to evaluate the economic advantage of various switch linking options to interconnect and facilitate networking of the Parties' respective systems as required by this agreement. Should the Parties agree to install and maintain linking facilities, the cost of the linking facilities shall be allocated pursuant to the following provisions:

                  10.8.1 AWS and ACC will each pay one-half of the equipment costs for the establishment of microwave facilities to link the Parties' respective Systems for the purposes of automatic call delivery and automatic call hand-off. Each Party is solely responsible for the costs of preparing its own facilities for the System link.

                  10.8.2 Equipment costs for the establishment of a landline link (T-1) to link the Parties' respective Systems together for these purposes shall be split between the Parties as follows:

         (a) AWS and ACC shall each pay one-half of the cost for the installation, use, modification, or discontinuance of the linking facilities. Each party is solely responsible for all costs to prepare its own facilities for the link between the Systems.

         (b) For ease of administration, AWS will order and be the customer of record ("COR") for such facilities. ACC will reimburse AWS monthly for its share of the recurring costs of such facilities. The COR shall be responsible for invoicing the other Party for its share of the costs, with payment due within 30 days of receipt of the invoice.

                  10.8.3 The Parties agree that this Section 10.8 relates only to those costs necessary to establish the referenced facilities. This section is not applicable to the allocation of costs with respect to the provision of service for each Party's Customers.

         10.9 The Parties agree that the revenues and costs for a call belong to the Party whose system operates the originating cell site (the "Bill and Keep System").

         10.10 Except as provided in connection with a disqualifying transaction, so long as ACC continues to meet its obligations hereunder in respect of the adopted features and network performance standards (as described under schedules E-1, E-2 and E-3) (Collectively, the "TDMA Quality Standards") in all material respects, AT&T Wireless will not, and will not cause its affiliates to, construct, own or acquire a controlling interest in, or manage a communications system which provides mobile wireless services in the territory (other than the KY-04 RSA, KY-05 RSA, KY-06 RSA AND KY-08 RSA Markets), except that AT&T Wireless may:

         (a) [reserved]

         (b) [reserved]

         (c) continue to act as an agent for other Mobile Wireless Services carriers in the Territory solely for existing national account customers who are served by that carrier and request that they continue to receive service from that carrier; and

         (d) [reserved]

         (e) subject to the provisions of the following sentence, acquire, hold, maintain and renew FCC licenses and mobile wireless telecommunications facilities, to the extent necessary or advisable to maintain and renew such licenses, including compliance with the construction requirements, and satisfaction of the substantial service requirement for license renewal expectancy, of applicable FCC rules, and ACC shall cooperate with AWS, at AWS's request and expense, in connection therewith. AWS will give ACC reasonable advance written notice of deadlines relating to construction and substantial service requirements with respect to each license held by AWS or its subsidiaries in the Territory. ACC will have 15 days from receipt of any such notice to elect in writing to comply with such requirements on behalf of AWS. If ACC makes such election with respect to a license, the parties shall promptly execute and deliver mutually satisfactory agreements providing for such compliance, in substantially the form of comparable agreements that previously have been entered into by the parties or their respective Affiliates.

                  10.10.1 [reserved]

         10.11 [reserved]

         10.12 [reserved]

         10.13 [reserved]

         10.14 [reserved]

         10.15 AWS will notify ACC of the execution of definitive agreements relating to a disqualifying transaction and will offer to sell, or (if AWS is not the surviving entity) to arrange for the surviving entity to sell, any or all of the competitive systems to ACC at their fair market value (the "ACC Purchase"). ACC shall have 30 days from the receipt of such offer to elect to purchase any or all of the competitive systems. If ACC elects to purchase one or more of the competitive systems within such 30-day period, ACC will promptly enter into a purchase and sale agreement on commercially reasonable terms with AWS or the surviving entity. The consummation of the ACC purchase will be scheduled to occur within a reasonable period of time following the consummation of the disqualifying transaction. If ACC notifies AWS or the surviving entity within such 30-day period that ACC would have elected to purchase one or more of the competitive systems but for applicable FCC regulations prohibiting such purchase (such competitive systems, the "FCC Affected Systems"), AWS or the surviving entity will use commercially reasonable efforts to sell such competitive systems to a third party at their fair market value. AWS shall cease to be subject to the provisions of Sections 2.5 and 10.10 with respect to any competitive systems acquired pursuant to a disqualifying transaction if (x) ACC does not elect to purchase such competitive systems within such 30-day period or
(y) ACC fails to purchase such competitive systems in breach of the applicable purchase and sale agreement or (z) in the case of FCC affected systems only, AWS or the surviving entity is unable to agree with an unaffiliated third party to sell such FCC affected systems within 180 days after the expiration of such 30-day period, and ACC shall have the right to terminate Section 2.5 of this agreement with respect to the same portion of the territory. Following the consummation of the disqualifying transaction and pending the disposition of any competitive systems in accordance with the foregoing provisions of this Section 10.15, AWS shall be relieved of its obligations under Sections 2.5 and 10.10, and ACC shall be relieved of its obligations under Section 2.5 this agreement, with respect to such competitive systems and those portions of the territory in which such competitive systems are located. AWS will not expand, within the territory, the footprint of any competitive system that it retains.

         10.16 [reserved]

         10.17 The Parties acknowledge and agree that, notwithstanding any other term hereof, the provisions of Sections 10.10 and 10.15 shall not be effective until the LLC termination date has occurred, whereupon such provisions shall automatically become effective without any further actions required of the Parties.

                                   ARTICLE XI.

                         REPRESENTATIONS AND WARRANTIES

         11.1 AWS HEREBY REPRESENTS AND WARRANTS TO ACC THAT:

                  11.1.1 AT&T Wireless is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. AT&T Wireless has all requisite power and authority to execute and deliver this Agreement and to cause this Agreement to be the binding obligation, to the extent provided herein, of those of its Affiliates listed on Schedule 1 or added to Schedule 1 hereafter in accordance with Section 2.4.

                  11.1.2 This Agreement is the legal, valid, and binding obligation of AT&T Wireless, enforceable against AT&T Wireless in accordance with its terms, except that such enforceability may be subject to (a) bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) equitable principles of law and the discretion of any court or arbitral body before which any related proceeding may be brought.

                  11.1.3 The execution, delivery, and performance of this Agreement by AT&T Wireless does not and will not conflict with or result in a material default, suspension, or termination of any agreement, contract, obligation, license, or authorization with or granted by any third party or governmental body.

         11.2 ACC HEREBY REPRESENTS AND WARRANTS TO AWS THAT:

                  11.2.1 ACC is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware. ACC has all requisite power and authority to execute and deliver this Agreement and to cause this Agreement to be the binding obligation, to the extent provided herein, of those of its Affiliates listed on Schedule 2 or added to Schedule 2 hereafter in accordance with Section 2.4.

                  11.2.2 This Agreement is the legal, valid, and binding obligation of ACC, enforceable against ACC in accordance with its terms, except that such enforceability may be subject to (a) bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) equitable principles of law and the discretion of any court or arbitral body before which any related proceeding may be brought.

                  11.2.3 The execution, delivery, and performance of this Agreement by ACC does not and will not conflict with or result in a material default, suspension, or termination of any agreement, contract, obligation, license, or authorization with or granted by any third party or governmental body.

                                  ARTICLE XII.

                  TERM, TERMINATION AND SUSPENSION OF AGREEMENT

         12.1 This Agreement shall have a term commencing on the effective date and continuing until February 25, 2020; provided, that the provisions of Sections 2.5 and 10.10 (in each case except to the extent terminated earlier in connection with a disqualifying transaction) and Section 10.15 shall terminate on February 25, 2005. Thereafter, this Agreement shall continue in force on a month-to-month basis unless either Party terminates the Agreement by written notice to the other Party given at least 90 days prior to the date of termination. Otherwise, this Agreement may be terminated or suspended only as provided in this Article XII.

         12.2 This Agreement may be terminated or suspended by either Party immediately upon written notice to the other of a default (as defined in Section 13.1) by the other Party. In addition, either Party may suspend this Agreement immediately upon written notice to the other Party pursuant to Section 13.1.1 of the existence of a breach of this Agreement, whether or not such breach constitutes a default, which materially affects the service being provided to customers of the non-breaching Party. While any suspension of this Agreement, whether in part or in whole, is in effect, the obligations of the Parties shall be only those that survive termination and to work together to resolve as expeditiously as possible any difficulty that resulted in a suspension. At such time as the Party originally giving notice of suspension concludes that the problem causing the suspension has been resolved, that Party shall give to the other written notice to this effect. This Agreement shall resume in full effect within five (5) business days after the Parties have mutually agreed that the problem has been resolved.

         12.3 The Parties shall cooperate to limit the extent and effect of any suspension of this Agreement to what is reasonably required to address only the cause of such suspension.

         12.4 In the event that a party transfers control of an Affiliate listed in Schedule 1 or Schedule 2, as the case may be, the Party shall provide at least four months' prior written notice to the other Party and upon such transfer such Affiliate shall be deleted from the appropriate schedule, but doing so will not relieve a Party of its obligations under Section 14.1.

         12.5 The termination or suspension of this Agreement shall not affect the rights and liabilities of the Parties under this Agreement with respect to all authorized roamer charges incurred prior to the effective date of such termination or suspension.

                                  ARTICLE XIII.

                                     DEFAULT

         13.1 A Party will be in "default" under this Agreement upon the occurrence of any of the following events:

                  13.1.1 Material breach of any material term of this Agreement, if such breach shall continue for thirty (30) days after receipt of written notice thereof from the non-breaching Party;

                  13.1.2 Voluntary liquidation or dissolution or the approval by the management, board of directors, stockholders, or owners of a Party of any plan or arrangement for the voluntary liquidation or dissolution of the Party;

                  13.1.3 A final order by the FCC revoking or denying renewal of CMRS licenses or permits granted to such Party which, individually or in the aggregate, are material to the business of such Party; or

                  13.1.4 Such Party (i) filing pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for all or a portion of such Party's property, (ii) has filed against it, pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for all or a portion of such Party's property, provided that within 120 days after the filing of any such petition such Party fails to obtain a discharge thereof, or (iii) making an assignment for the benefit of creditors or petitioning for, or voluntarily entering into, an arrangement of similar nature, and provided that such filing, petition, or appointment is still continuing.

         13.2 All claims and disputes relating in any way to the performance, interpretation, validity, or breach of this Agreement, including but not limited to a claim based on or arising from an alleged tort, shall be resolved as provided in this Section 13.2. It is the intent of the Parties that any disagreements be resolved amicably to the greatest extent possible.

                  13.2.1 If a disagreement cannot be resolved by the representatives of the Parties with day-to-day responsibility for this Agreement, such matter shall be referred to an executive officer of each of the Parties. The executive officers shall conduct face-to-face negotiations at a neutral location or such other location as shall be mutually agreed upon. If these representatives are unable to resolve the dispute within ten business days after either Party requests the involvement of the executive officers, then either Party may, but is not required to, refer the matter to mediation or arbitration, as applicable in accordance with Sections 13.2.2 and 13.2.3.

                  13.2.2 In any case where the amount claimed or at issue is One Million Dollars ($1,000,000) or more and the Parties are unsuccessful in resolving the disagreement, the Parties agree to submit the disagreement to non-binding mediation upon written notification by either Party. The Parties shall mutually select an independent mediator experienced in telecommunications system disputes. The specific format for the mediation shall be left to the discretion of the mediator. If mediation does not result in resolution of the disagreement within thirty days of the initial request for mediation, then either Party may, but is not required to, refer the matter to arbitration.

                  13.2.3 Any disagreement not finally resolved in accordance with the foregoing provisions of this Section 13.2 shall, upon written notice by either Party to the other, be resolved by final and binding arbitration. Subject to this Section 13.2.3, such arbitration shall be conducted through, and in accordance with the rules of, JAMS/Endispute. A single neutral arbitrator shall decide all disputes. Each Party shall bear its own expenses with respect to the arbitration, except that the costs of arbitration proceeding itself, including the fees and expenses of the arbitrator, shall be shared equally by the Parties. The arbitration shall take place in a neutral location selected by the arbitrator. The arbitrator may permit discovery to the full extent permitted by the Federal Rules of Civil Procedure or to such lesser extent as the arbitrator determines is reasonable. The arbitrator shall be bound by and strictly enforce the terms of this Agreement. The arbitrator shall make a good faith effort to apply applicable law, but an arbitration decision and award shall not be subject to review because of errors of law. The arbitrator shall have the sole authority to resolve issues of the arbitrability of any disagreement, including the applicability or running of any applicable statute of limitation. The arbitrator shall not have power to award damages in connection with any dispute in excess of actual compensatory damages nor to award punitive damages nor any damages that are excluded under this Agreement and each party irrevocably waives any claim thereto. The award of any arbitration shall be final, conclusive and binding on the Parties. Judgment on the award may be entered in any court having jurisdiction over the Party against which the award was made. Nothing contained in this Section 13.2.3 shall be deemed to prevent either party from seeking any interim equitable relief, such as a preliminary injunction or temporary restraining order, pending the results of the arbitration. The United States Arbitration Act and federal arbitration law shall govern the interpretation, enforcement, and proceedings pursuant to the arbitration clause in this Agreement.

                                  ARTICLE XIV.

                             SUCCESSORS AND ASSIGNS

         14.1 Neither party may, directly or indirectly, sell, assign, transfer, or convey its interest in this agreement or any of its rights or obligations hereunder, including any assignment or transfer occurring by operation of law, without the written consent of both parties, except that (i) either party may assign or delegate this agreement or any of its rights or obligations hereunder to an affiliate of such party without the consent of the other party, but such assignment or delegation will not relieve the party of any of its obligations hereunder and (ii) a party may assign its rights and obligations hereunder to an assignee of its service license or permit issued by the FCC, provided that such assignee expressly assumes, by written instrument approved in writing by the other party, all of the obligations of such party hereunder and thereby becomes a party hereunder. In no event will an assignment permitted under this Section 14.1 without the consent of the other party obligate a serving carrier to provide service to customers of the assignee or any of its affiliates other than customers residing in the area in which the assignor previously was licensed to provide service.

         14.2 No person other than a party to this agreement or an indemnified person shall acquire any rights hereunder as a third-party beneficiary or otherwise by virtue of this agreement.

                                   ARTICLE XV.

                NO PARTNERSHIP OR AGENCY RELATIONSHIP IS CREATED

Nothing contained in this Agreement shall constitute the Parties as partners with one another or render any Party liable for any debts or obligations of any other Party, nor shall any Party hereby be constituted the agent of the other Party.

                                  ARTICLE XVI.

                     NOTICES AND AUTHORIZED REPRESENTATIVES

Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any Party to the other shall be in writing and delivered by hand delivery, certified mail (postage prepaid, return receipt requested), facsimile, or overnight air delivery service, as follows:

         If to AWS, to:             AT&T Wireless Services, Inc.
                                    PO Box 97061
                                    Redmond, WA 98073-9761
                                    Attn: Intercarrier Services

         with copies to:            AT&T Wireless Services, Inc.
                                    PO Box 97061
                                    Redmond, WA 98073-9761
                                    Attn: Legal Department

                                    and

                                    AT&T Wireless Services, Inc.
                                    7277 164th Avenue, NE
                                    Redmond, WA 98052
                                    Attn: Mark D. Bradner

         If to ACC to:              ACC Acquisition LLC
                                    14201 Wireless Way
                                    Oklahoma City, OK  73134
                                    Attn: General Counsel

         with a copy to:            Dobson Communications Corporation
                                    14201 Wireless Way
                                    Oklahoma City, OK 73134
                                    Attn: General Counsel

or such other address as any Party may from time to time furnish to the other Party by a notice given in accordance with the terms of this Section. All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, if mailed; when receipt is confirmed, if by facsimile and received by 3:00 p.m. local time on any business day and otherwise on the next business day; and the next business day if sent by overnight air delivery service.

                                  ARTICLE XVII.

                                 CONFIDENTIALITY

         17.1 Each Party shall, and shall cause each of its affiliates and each of its and their employees, agents, and contractors, to keep confidential and not use for any purpose except as contemplated by this agreement, any and all information and know-how provided to it by the other Party which is identified in writing as confidential ("confidential information"). Identification of information as confidential shall, in the case of information delivered in tangible form, appear on at least the face or first page of such information and, in the case of information communicated verbally, be given verbally contemporaneously with the delivery of the information and confirmed in writing within five business days thereafter. Notwithstanding the foregoing, the following information shall be treated as confidential information without any further identification as such: (i) The terms, but not including the mere existence, of this agreement; and (ii) all information exchanged pursuant to
Article VI.

         17.2 Notwithstanding Section 17.1, a Party shall have no obligation to keep confidential any information that (a) was rightly in the receiving party's possession before receipt from the disclosing Party, (b) is or becomes a matter of public knowledge without violation of this agreement by the receiving Party,
(c) is rightfully received by the receiving Party from a third Party rightfully in possession of and, to the best of the receiving Party's knowledge, with a right to make an unrestricted disclosure of such information, (d) is disclosed by the disclosing Party to a third Party without imposing a duty of confidentiality on the third Party, or (e) is independently developed by the receiving Party without the use of any confidential information. In addition, a party may disclose any confidential information to the extent required by applicable law or regulation or by order of a court or governmental agency; provided, that prior to disclosure the Party shall use all reasonable efforts to notify the other Party of such pending disclosure and shall provide any reasonable assistance requested by the other Party to maintain the confidentiality of the information.

         17.3 The Parties agree that a Party will not have an adequate remedy at law in the event of a disclosure or threatened disclosure of confidential information in violation of this Article XVII. Accordingly, in such event, in addition to any other remedies available at law or in equity, a Party shall be entitled to specific enforcement of this Article XVII and to other injunctive and equitable remedies against such breach without the posting of any bond.

         17.4 The obligations under this Article XVII shall survive the termination of this agreement for a period of three years.

                                 ARTICLE XVIII.

                                  MISCELLANEOUS

         18.1 The Parties agree to comply with, conform to, and abide by all applicable and valid laws, regulations, rules and orders of all governmental agencies and authorities, and agree that this agreement is subject to such laws, regulations, rules and orders. All references in this agreement to such laws, regulations, rules and orders include any successor provision. If any amendment to or replacement of the same materially alters the benefits, rights, and duties of the Parties hereunder, the Parties agree to negotiate in good faith an amendment to this agreement to restore the respective positions of the Parties to substantially the same point as existed prior to such amendment or replacement.

         18.2 The Parties agree to use their respective best, diligent, and good faith efforts to fulfill all of their obligations under this agreement. The Parties recognize, however, that to effectuate all the purposes of this agreement, it may be necessary either to enter into future agreements or to amend this agreement, or both. In that event, the Parties agree to negotiate with each other in good faith.

         18.3 This agreement constitutes the full and complete agreement of the Parties with respect to the subject matter hereof. Any prior agreements among the Parties with respect to this subject matter, are hereby superseded. This agreement may not be amended, except by the written consent of the Parties. Waiver of any breach of any provision of the agreement must be in writing signed by the Party waiving such breach or provision and such waiver shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision. The failure of a Party to insist upon strict performance of any provision of this agreement or any obligation under this agreement shall not be a waiver of such Party's right to demand strict compliance therewith in the future.

         18.4 The headings in this agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this agreement or any provision thereof.

         18.5 This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         18.6 This agreement shall be construed in accordance with the internal laws of the State of Delaware without reference to choice of law principles, except as subject to the United States Arbitration Act and the Federal Communications Act.

         18.7 Except for claims by third parties which fall within the scope of a party's indemnification obligations under Section 6.3, neither party shall be liable to the other party for any special, indirect, consequential, or punitive damages.

         18.8 The parties agree that they will not use the name, service marks or trademarks of the other party or any of its affiliates in any advertising, publicity releases or sales presentations, without such party's written consent. neither party is licensed hereunder to conduct business under any logo, trademark, service or trade name (or any derivative thereof) of the other party.

         18.9 No party shall make any public statement or issue any press release concerning the terms of this agreement except as necessary to comply with requirements of any law, regulation, or the order or judgment of a court or tribunal of competent jurisdiction. If any such public statement or release is so required, and AWS and ACC mutually agree to such statement or release, the party making such disclosure shall consult with the other party prior to making such statement or release and the party shall use all reasonable efforts, act in good faith, to agree upon a text for such statement or release which is satisfactory to AWS and ACC. Nothing contained herein is intended to limit the ability of the parties to make statements regarding the availability to such party's customers of the services to be provided hereunder by the other party or that such other party is the provider of such services.

         18.10 Neither of the parties will be liable for nonperformance or defective performance of its obligations under this agreement to the extent and for such periods of time as such nonperformance or defective performance is due to reasons outside such party's control, including, without limitation, acts of God, war, acts of any governmental authority, riots, revolutions, fire, floods, explosions, sabotage, nuclear incidents, lightning, weather, earthquakes, storms, sinkholes, epidemics, strikes, or delays of suppliers or subcontractors for the same causes. Neither party shall be required to settle any labor dispute or other third party dispute in any manner which is deemed by that party to be less than totally advantageous, in that party's sole discretion.

         18.11 Except as specifically provided herein, this agreement is a non-exclusive arrangement between the parties and nothing contained in this agreement is intended or should be construed to preclude or limit a party from obtaining from or providing to a third party service of a type available or required to be provided under this agreement.

EXECUTED AS OF THE DATE FIRST WRITTEN ABOVE.

AT&T WIRELESS SERVICES, INC.                 ACC ACQUISITION LLC

By: /s/ MARK BRADNER                         By: AT&T Wireless Services JV Co.
    --------------------------------
Name:                                        By: /s/ MARK BRADNER
                                                 -------------------------------
Title:                                       Name:
                                                  ------------------------------
Date: July 11, 2003                          Title:
     -------------------------------               -----------------------------
                                             Date: July 11, 2003
                                                  ------------------------------

                                             By: Dobson JV Company

                                             By: /s/ EVERETT R. DOBSON
                                                 -------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------
                                             Date: July 11, 2003
                                                  ------------------------------

SCHEDULE 1

                 AT&T WIRELESS SERVICES, INC. AND ITS AFFILIATES

Tritel, Inc.
AT&T Wireless PCS Inc.
AT&T Wireless Services of Alaska, Inc.
Cellular Alaska Partnership
AT&T Wireless Services, Inc.
AT&T Wireless Services of California, Inc.
Los Angeles Cellular Telephone Company
Redding Cellular Partnership
Santa Barbara Cellular Systems, Ltd.
Visalia Cellular Telephone Company
Yuba City Cellular Telephone Company
AT&T Wireless Services of Colorado, Inc.
Fort Collins-Loveland Cellular Telephone Co.
Greeley Cellular Telephone Company
Litchfield Acquisitions Corporation
Bradenton Cellular Partnership
AT&T Wireless Services of Florida, Inc.
Talcom, Inc.
Melbourne Cellular Telephone Company
Ocala Cellular Telephone Company, Inc.
Sarasota Cellular Telephone Company
AT&T Wireless Services, of Hawaii, Inc.
Boise City Cellular Partnership
AT&T Wireless Services of Idaho, Inc.
Telecorp PCS, Inc.
Monroe Cellular, Inc.
First Cellular Group of Shreveport, Inc.
LA - 1 Joint Venture
AT&T Wireless Services of the NE Inc.
AT&T Wireless Services of Minnesota, Inc.
Rochester CellTelCo
St. Cloud Cellular Telephone Company, Inc.
MC Cellular Corporation, Inc.
Auburn Television Group, Inc.
AT&T Wireless Services of Nevada, Inc.
Reno Cellular Telephone Company
NJ-2 Cellular, Inc.
Cellular Telephone Company
AT&T Wireless PCS, of Cleveland, LLC
CINCINNATI BELL WIRELESS, LLC
McLang Cellular Inc.
OK-5 Cellular, Inc.
OK-3 Cellular, Inc.

Midwest Cellular Telephone Ltd Ptsp
AT&T Wireless Services of Tulsa, Inc.
AT&T Wireless Services of Oregon, Inc.
Medford Cellular Telephone Company, Inc.
Point Communications
Salem Cellular Telephone Company
McCaw Communications of Johnstown, Inc.
AT&T Wireless PCS, of Philadelphia, LLC
Pittsburgh Cellular Telephone Company
Texas Cellular Telephone Company Ltd Partnership
Metroplex Telephone Company
Longview Cellular, Inc.
AT&T Wireless Services of San Antonio, Inc.
Texarkana Cellular Partnership
Northeast Texas Cellular Telephone Company
McCaw Communications of Gainesville, TX., Inc.
Northeast Texas Cellular Telephone Company
Wichita Falls CellTelCo
Provo Cellular Telephone Company
AT&T Wireless Services of Utah, Inc.
Bellingham Cellular Partnership
Bremerton Cellular Telephone Company
Olympia Cellular Telephone Company, Inc.
Pueblo Cellular Communications, Inc
Spokane Cellular Telephone Company
AT&T Wireless Services of Washington, Inc.
Yakima Cellular Telephone Company
Wheeling Cellular Telephone Company
AT&T Cellular
AT&T Wireless Services of Hawaii, Inc.
Atlantic Cellular Telephone Corp.
Bakersfield Cellular Telephone Company
Bay Area Cellular Telephone Company
Cagal Cellular Communications Corp.
Edge Wireless, L.L.C.
Hood River Cellular Telephone Company, Inc.
Napa Cellular Telephone Company
Nevada County Cellular Corp.
NPW
Orange County Cellular Telephone Corp.
Pennsylvania Cellular Telephone Corp.
Piscataqua Cellular Telephone Corp.
Salinas Cellular Telephone Company
Vanguard Binghamton, Inc.
West Virginia Cellular Telephone Corp.

SCHEDULE 2

                     ACC ACQUISITION LLC AND ITS AFFILIATES

                          AMERICAN CELLULAR CORPORATION
                              and its subsidiaries:
                         AMERICAN CELLULAR WIRELESS LLC
                                PCPCS CORPORATION
                         ALEXANDRA CELLULAR CORPORATION
                           CHILL CELLULAR CORPORATION
                        ACC OF WEST VIRGINIA CORPORATION
                          ACC WEST VIRGINIA LICENSE LLC
                             ACC OF PENNSYLVANIA LLC
                          ACC PENNSYLVANIA LICENSE LLC
                          ACC OF MINNESOTA CORPORATION
                            ACC MINNESOTA LICENSE LLC
                           ACC NEW YORK I LICENSE LLC
                           ACC NEW YORK II LICENSE LLC
                          ACC NEW YORK III LICENSE LLC
                           ACC OF MICHIGAN CORPORATION
                            ACC MICHIGAN LICENSE LLC
                DUTCHESS COUNTY CELLULAR TELEPHONE COMPANY, INC.
                             ACC OF OHIO CORPORATION
                              ACC OHIO LICENSE LLC
                              ACC OF WISCONSIN LLC
                            ACC WISCONSIN LICENSE LLC
                            ACC OF WAUSAU CORPORATION
                             ACC WAUSAU LICENSE LLC
                               ACC OF KENTUCKY LLC
                            ACC KENTUCKY LICENSE LLC
                      ALTON CELLTELCO CELLULAR CORPORATION
                           ALTON CELLTELCO PARTNERSHIP

                                   SCHEDULE 3
                            ADDITIONAL AWS AFFILIATES


Cellular Alaska Partnership
AT&T Wireless Services of Alaska, Inc.
Texarkana Cellular Partnership
Los Angeles Cellular Telephone Company, LLC
Bay Area Cellular Telephone Company
AT&T  Wireless Services of California, Inc.
Bakersfield Cellular Telephone Company
Redding Cellular Partnership
Salinas Cellular Telephone Company
Santa Barbara Cellular Systems Ltd.
Cagal Cellular Communications Corporation
Napa Cellular Telephone Company
Nevada County Cellular Corporation
Yuba City Cellular Telephone Company
Visalia Cellular Telephone Company
Edge Wireless, L.L.C.
AT&T Wireless Services of Colorado, Inc.
Fort Collins-Loveland Cellular Telephone Co.
Greeley Cellular Telephone Company
Litchfield Acquisition Corporation
AT&T Wireless Services of Florida, Inc.
Sarasota Cellular Telephone Company
Melbourne Cellular Telephone Company
Bradenton Cellular Partnership
NPW
AT&T Wireless Services of Hawaii, Inc.
Boise City Cellular Partnership
AT&T Wireless Services of Idaho, Inc.
First Cellular Group of Shreveport, Inc.
Monroe Cellular, Inc.
LA-1 Joint Venture

Atlantic Cellular Telephone Corp.
AT&T Wireless Services of Minnesota
Rochester CellTelCo
St. Cloud Cellular Telephone Company, Inc.
MC Cellular Corporation
Auburn Television Group, Inc.
AT&T Wireless Services of Nevada, Inc.
Reno Cellular Telephone Company
Piscataqua Cellular Telephone Corp.
Pennsylvania Cellular Telephone Corp.
NJ-2 Cellular, Inc.
AT&T Cellular
Binghamton CellTelCo
Vanguard Binghamton, Inc.
Orange County Cellular Telephone Corp.
Wheeling Cellular Telephone Company
McLang Cellular, Inc.
McLang Cellular, Inc.
CBT_PCS
AT&T Wireless Services of Tulsa, Inc.
Midwest Cellular Telephone L.P.
OK-5 Cellular, Inc.
OK-3 Cellular, Inc.
AT&T Wireless Services of Oregon, Inc.
Hood River Cellular Telephone Company, Inc.
AT&T Wireless Services of Oregon, Inc.
Medford Cellular Telephone Company, Inc.
Salem Cellular Telephone Company
Pittsburgh Cellular Telephone Company
Pennsylvania Cellular Telephone Corp.
McCaw Communications of Johnstown, Inc.
Metroplex Telephone Company
Texas Cellular Telephone Company L.P.
AT&T Wireless Services of San Antonio, Inc.

Northeast Texas Cellular Telephone Company
Texas Cellular Telephone Company L.P.
Wichita CellTelCo
Northeast Texas Cellular Telephone Company
McCaw Communications of Gainesville, TX, Inc.
Longview Cellular, Inc.
AT&T Wireless Services of Utah, Inc.
Provo Cellular Telephone Company
AT&T Wireless Services of Washington, Inc.
Spokane Cellular Telephone Company
Yakima Cellular Telephone Company
Bremerton Cellular Telephone Company
Olympia Cellular Telephone Company, Inc.
Bellingham Cellular Partnership
West Virginia Cellular Telephone Corp.
Wheeling Cellular Telephone Company

                                   SCHEDULE 4
                                   TERRITORY

Duluth MSA
MN-02A RSA
MN-03 RSA
MN-04 RSA
MN-05 RSA
MN-06 RSA
Wausau MSA
Eau Claire MSA
WI-01 RSA
WI-02 RSA
WI-03 RSA
WI-04 RSA
WI-05A RSA
WI-06A RSA
MI-01 RSA
KY-04 RSA
KY-05 RSA
KY-06 RSA
KY-08 RSA
OH-7 RSA
OH-10A RSA
WV-02 RSA
WV-03 RSA
PA-09 RSA
Poughkeepsie MSA
Orange County MSA
NY-05 RSA
NY-06 RSA
NE-OK 1.9

                                    EXHIBIT A
                                   ACC MARKETS

CARRIER NAME                                       BID        BID CITY                           BID STATE
AMERICAN CELLULAR WIRELESS                         245        ALTON                              IL






AMERICAN CELLULAR WIRELESS                        1283        RICHMOND                           KY








AMERICAN CELLULAR WIRELESS                        1793        MORGANTOWN                         WV


AMERICAN CELLULAR WIRELESS                       26129        NEW PHILADELPHIA                   OH
AMERICAN CELLULAR WIRELESS                       26135        UNIONTOWN                          PA
AMERICAN CELLULAR WIRELESS                       26137        ROANOKE                            WV
AMERICAN CELLULAR WIRELESS                       26147        KINGSTON                           NY
AMERICAN CELLULAR WIRELESS                       26149        COBLESKILL                         NY

AMERICAN CELLULAR WIRELESS                       26335        ORANGE COUNTY                      NY
AMERICAN CELLULAR WIRELESS                       26337        MARINETTE                          WI
AMERICAN CELLULAR WIRELESS                       26339        MARINETTE                          WI

AMERICAN CELLULAR WIRELESS                       26363        MENOMONIE                          WI
AMERICAN CELLULAR WIRELESS                       26369        HUDSON                             NY
AMERICAN CELLULAR WIRELESS                       26371        POUGHKEEPSIE                       NY

AMERICAN CELLULAR WIRELESS                       30463        SPENCER                            KY

AMERICAN CELLULAR WIRELESS                       30785        MT. STERLING                       KY
AMERICAN CELLULAR WIRELESS                       30787        GLASGOW                            KY
AMERICAN CELLULAR WIRELESS                       30797        BEMIDJI                            MN
AMERICAN CELLULAR WIRELESS                       30845        INTERNATIONAL FALLS                MN
AMERICAN CELLULAR WIRELESS                       30923        DULUTH                             MN
AMERICAN CELLULAR WIRELESS                       30927        EAU CLAIRE                         WI
AMERICAN CELLULAR WIRELESS                       30929        WAUSAU                             WI
AMERICAN CELLULAR WIRELESS                       30931        MARQUETTE                          MI

AMERICAN CELLULAR WIRELESS                       30935        RHINELANDER                        WI
AMERICAN CELLULAR WIRELESS                       30937        BRAINERD                           MN
AMERICAN CELLULAR WIRELESS                       30945        RICE LAKE                          WI
AMERICAN CELLULAR WIRELESS                       30973        FERGUS FALLS                       MN
AMERICAN CELLULAR WIRELESS                       60025        WASHBURN                           WI

                                    EXHIBIT B
                                   AWS MARKETS


AT&T WIRELESS SERVICES, INC.

                     Market       Band &
     STATE           number       Block     License Type name                            STATE
     -----           ------       -----     -----------------                            -----
    ALABAMA           B158          C1      Gadsden, AL                                AL
    ALABAMA           B305       C1,C2,F    Montgomery, AL                             AL
    ALABAMA           B450        C1,D,E    Tuscaloosa, AL                             AL
    ALABAMA           B108         C1,E     Decatur, AL                                AL
    ALABAMA           B198         C1,E     Huntsville, AL                             AL
    ALABAMA            B17         C1,F     Anniston, AL                               AL
    ALABAMA           B334         C2,F     Opelika-Auburn, AL                         AL
    ALABAMA            B44        D,C1,E    Birmingham, AL                             AL
    ALABAMA           B302         E,F      Mobile, AL                                 AL
    ALABAMA           B415          F       Selma, AL                                  AL
    ALABAMA           B115         F,C2     Dothan-Enterprise, AL                      AL
    ALABAMA           B146        F,C2,E    Florence, AL                               AL
     ALASKA            187          a       Anchorage, AK                              AK
     ALASKA            316          a       Bethel, AK-2                               AK-2
     ALASKA            316          a       Bethel, AK-2                               AK-2
     ALASKA           B221          C3      Juneau-Ketchikan, AK                       AK
     ALASKA           B136          C4      Fairbanks, AK                              AK
     ALASKA            B14          F       Anchorage, AK                              AK
 AMERICAN SAMOA       B492         D,E      American Samoa
    ARIZONA            M27       A,A3,A4    Phoenix                                    AZ
    ARIZONA           B347        C3,C4     Phoenix, AZ                                AZ
    ARIZONA           B322          F       Nogales, AZ                                AZ
    ARIZONA           B420          F       Sierra Vista-Douglas, AZ                   AZ
    ARKANSAS           240          a       Texarkana, TX-AR                           AR
    ARKANSAS           M40       A3,A4,A5   Little Rock                                AR
    ARKANSAS           M40       A3,A4,A5   Little Rock                                AR
    ARKANSAS           M40       A3,A4,A5   Little Rock                                AR
    ARKANSAS           M40       A3,A4,A5   Little Rock                                AR
    ARKANSAS           M40       A3,A4,A5   Little Rock                                AR
    ARKANSAS           M40       A3,A4,A5   Little Rock                                AR
    ARKANSAS          B443          E       Texarkana, TX/AR                           AR
    ARKANSAS          B257          F       Little Rock, AR                            AR
   CALIFORNIA           2           a       Los Angeles, CA                            CA
   CALIFORNIA           7           a       San Francisco, CA                          CA
   CALIFORNIA          27           a       San Jose, CA                               CA
   CALIFORNIA          18           a       San Diego, CA                              CA
   CALIFORNIA          35           a       Sacramento, CA                             CA
   CALIFORNIA          74           a       Fresno, CA                                 CA
   CALIFORNIA          97           a       Bakersfield, CA                            CA
   CALIFORNIA          107          a       Stockton, CA                               CA
   CALIFORNIA          215          a       Chico, CA                                  CA
   CALIFORNIA          254          a       Redding, CA                                CA
   CALIFORNIA          126          a       Salinas, CA                                CA
   CALIFORNIA          124          a       Santa Barbara, CA                          CA
   CALIFORNIA          97           a       Bakersfield, CA                            CA
   CALIFORNIA          18           a       San Diego, CA                              CA
   CALIFORNIA          346          a       El Dorado, CA-11                           CA-11


     STATE              SID       BID    BID MARKET NAME                  Operating Entity
     -----              ---       ---    ---------------                  ----------------
    ALABAMA             4158      4545   GADSDEN,AL                       Tritel, Inc.
    ALABAMA             4158      5858   MONTGOMERY,AL                    Tritel, Inc.
    ALABAMA             4158      5129   TUSCALOOSA,AL                    Tritel, Inc.
    ALABAMA             4158      4445   DECATUR,AL                       Tritel, Inc.
    ALABAMA             4158      4625   HUNTSVILLE,AL                    Tritel, Inc.
    ALABAMA             4158      4259   ANNISTON,AL                      Tritel, Inc.
    ALABAMA             4158     60038   OPELIKA/AUBURN,AL                Tritel, Inc.
    ALABAMA             4158      4313   BIRMINGHAM,AL                    Tritel, Inc.
    ALABAMA             4158      5852   MOBILE,AL                        Tritel, Inc.
    ALABAMA             4158      6074   SELMA,AL                         Tritel, Inc.
    ALABAMA             4158      5468   DOTHAN,AL                        Tritel, Inc.
    ALABAMA             4158      5530   FLORENCE,AL                      Tritel, Inc.
     ALASKA             251       251    ANCHORAGE,AK                     Cellular Alaska Partnership
     ALASKA             1019      1019   VALDEZ,AK                        AT&T Wireless Services of Alaska, Inc.
     ALASKA             251      30921   WASILLA,AK                       AT&T Wireless Services of Alaska, Inc.
     ALASKA             TBD       TBD    TBD                              TBD
     ALASKA             TBD       TBD    TBD                              TBD
     ALASKA             TBD       TBD    TBD                              TBD
 AMERICAN SAMOA         TBD       TBD    TBD                              TBD
    ARIZONA             4169      4169   PHOENIX,AZ                       AT&T_PCS
    ARIZONA             TBD       TBD    TBD                              TBD
    ARIZONA             TBD       TBD    TBD                              TBD
    ARIZONA             TBD       TBD    TBD                              TBD
    ARKANSAS            229      30475   TEXARKANA,TX                     Texarkana Cellular Partnership
    ARKANSAS            5758      5758   LITTLE ROCK,AR                   Telecorp_PCS
    ARKANSAS            5758     40322   LITTLE ROCK (PRE-PAY),AR         Telecorp_PCS
    ARKANSAS            5758     40508   FAYETTEVILLE,AR                  Telecorp_PCS
    ARKANSAS            5758     40526   JONESBORO,AR                     Telecorp_PCS
    ARKANSAS            5758     40528   PINE BLUFF,AR                    Telecorp_PCS
    ARKANSAS            5758     40530   FORT SMITH,AR                    Telecorp_PCS
    ARKANSAS            TBD       TBD    TBD                              TBD
    ARKANSAS            TBD       TBD    TBD                              TBD
   CALIFORNIA            27        27    LOS ANGELES,CA                   Los Angeles Cellular Telephone Company, LLC
   CALIFORNIA            31        31    SAN FRANCISCO,CA                 Bay Area Cellular Telephone Company
   CALIFORNIA            31        31    SAN FRANCISCO,CA                 Bay Area Cellular Telephone Company
   CALIFORNIA            43        43    SAN DIEGO,CA                     AT&T  Wireless Services of California, Inc.
   CALIFORNIA           129       129    SACRAMENTO,CA                    AT&T  Wireless Services of California, Inc.
   CALIFORNIA           153       153    FRESNO,CA                        AT&T  Wireless Services of California, Inc.
   CALIFORNIA           183       183    BAKERSFIELD,CA                   Bakersfield Cellular Telephone Company
   CALIFORNIA           233       233    STOCKTON,CA                      AT&T  Wireless Services of California, Inc.
   CALIFORNIA           513       311    CHICO,CA                         AT&T  Wireless Services of California, Inc.
   CALIFORNIA           513       513    REDDING,CA                       Redding Cellular Partnership
   CALIFORNIA            31       527    MONTEREY,CA                      Salinas Cellular Telephone Company
   CALIFORNIA           531       531    SANTA BARBARA,CA                 Santa Barbara Cellular Systems Ltd.
   CALIFORNIA           1917      1917   LAKE ISABELLA,CA                 Bakersfield Cellular Telephone Company
   CALIFORNIA            43      26139   SAN DIEGO,CA                     AT&T  Wireless Services of California, Inc.
   CALIFORNIA           129      26395   PREPAID/EL DORADO,CA             AT&T  Wireless Services of California, Inc.

   CALIFORNIA          97           a       Bakersfield, CA                            CA
   CALIFORNIA          123          a       Santa Rosa-Petaluma, CA                    CA
   CALIFORNIA          111          a       Vallejo, CA                                CA
   CALIFORNIA          73           a       Oxnard, CA                                 CA
   CALIFORNIA          345          a       Sierra, CA-10                              CA-10
   CALIFORNIA          346          a       El Dorado, CA-11                           CA-11
   CALIFORNIA          142          a       Modesto, CA                                CA
   CALIFORNIA          338          a       Alpine, CA-3                               CA-3
   CALIFORNIA          343          a       Tehama, CA-8                               CA-8
   CALIFORNIA          274          a       Yuba City, CA                              CA
   CALIFORNIA          347          a       Kings, CA-12                               CA-12
   CALIFORNIA          150          a       Visalia-Tulare, CA                         CA
   CALIFORNIA         B262         C3,D     Los Angeles, CA                            CA
   CALIFORNIA          B28          D       Bakersfield, CA                            CA
   CALIFORNIA         B303          D       Modesto, CA                                CA
   CALIFORNIA         B371          D       Redding, CA                                CA
   CALIFORNIA         B389          D       Sacramento, CA                             CA
   CALIFORNIA         B404          D       San Francisco-Oakland-San Jose, CA         CA
   CALIFORNIA         B434          D       Stockton, CA                               CA
   CALIFORNIA         B485          D       Yuba City-Marysville, CA                   CA
   CALIFORNIA         B157         D,E      Fresno, CA                                 CA
   CALIFORNIA         B291         D,E      Merced, CA                                 CA
   CALIFORNIA         B458         D,E      Visalia-Porterville-Hanford, CA            CA
   CALIFORNIA          B79         D,E      Chico-Oroville, CA                         CA
   CALIFORNIA         B402         D,F      San Diego, CA                              CA
   CALIFORNIA         B397          E       Salinas-Monterey, CA                       CA
   CALIFORNIA         B405          E       San Luis Obispo, CA                        CA
   CALIFORNIA         B406          E       Santa Barbara-Santa Maria, CA              CA
   CALIFORNIA         B124         E,C2     El Centro-Calexico, CA                     CA
   CALIFORNIA         B134        E,F,C2    Eureka, CA                                 CA
    COLORADO           19           a       Denver, CO                                 CO
    COLORADO           117          a       Colorado Springs, CO                       CO
    COLORADO           210          a       Fort Collins-Loveland, CO                  CO
    COLORADO           243          a       Greeley, CO                                CO
    COLORADO           350          a       Garfield, CO-3                             CO-3
    COLORADO          B168         C1,D     Grand Junction, CO                         CO
    COLORADO          B139          C2      Farmington, NM-Durango, CO                 CO
    COLORADO          B110         C4,D     Denver, CO                                 CO
    COLORADO          B149          D       Ft. Collins-Loveland, CO                   CO
    COLORADO          B172          D       Greeley, CO                                CO
    COLORADO          B366          D       Pueblo, CO                                 CO
    COLORADO           B89          D       Colorado Springs, CO                       CO
  CONNECTICUT          357          a       Litchfield, CT-1                           CT-1
  CONNECTICUT         B318        C3,D,E    New Haven-Waterbury-Meriden, CT            CT
  CONNECTICUT         B319        C4,D,E    New London-Norwich, CT                     CT
  CONNECTICUT         B184      D,E,C2,C9   Hartford, CT                               CT
      D.C.             M10         B,B5     Washington-Baltimore                       DC
    DELAWARE          B116          D       Dover, DE                                  DE
    FLORIDA            12           a       Miami, FL                                  FL
    FLORIDA            72           a       W. Palm Beach, FL                          FL
    FLORIDA            114          a       Lakeland, FL                               FL
    FLORIDA            51           a       Jacksonville, FL                           FL
    FLORIDA            60           a       Orlando, FL                                FL
    FLORIDA            146          a       Daytona Beach, FL                          FL
    FLORIDA            265          a       Fort Walton Beach, FL                      FL

   CALIFORNIA         183      26471   KERN COUNTY,CA                   Bakersfield Cellular Telephone Company
   CALIFORNIA          31      30015   NAPA/VALLEJO,CA                  Cagal Cellular Communications Corporation
   CALIFORNIA          31      30015   NAPA/VALLEJO,CA                  Napa Cellular Telephone Company
   CALIFORNIA         531      30065   OXNARD,CA                        AT&T  Wireless Services of California, Inc.
   CALIFORNIA         129      30237   SIERRA,CA                        Nevada County Cellular Corporation
   CALIFORNIA         1079     30239   EL DORADO,CA                     AT&T  Wireless Services of California, Inc.
   CALIFORNIA         233      30857   MODESTO,CA                       AT&T  Wireless Services of California, Inc.
   CALIFORNIA         233      30857   MODESTO,CA                       AT&T  Wireless Services of California, Inc.
   CALIFORNIA         233      30859   TEHAMA,CA                        AT&T  Wireless Services of California, Inc.
   CALIFORNIA         129      30861   YUBA CITY,CA                     Yuba City Cellular Telephone Company
   CALIFORNIA         153      30863   VISALIA,CA                       AT&T  Wireless Services of California, Inc.
   CALIFORNIA         153      30863   VISALIA,CA                       Visalia Cellular Telephone Company
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         TBD       TBD    TBD                              TBD
   CALIFORNIA         5509      5509   YREKA,CA                         Edge Wireless, L.L.C.
    COLORADO           45        45    DENVER,CO                        AT&T Wireless Services of Colorado, Inc.
    COLORADO           45      30743   COLORADO SPRINGS,CO              AT&T Wireless Services of Colorado, Inc.
    COLORADO           45      30747   FORT COLLINS,CO                  Fort Collins-Loveland Cellular Telephone Co.
    COLORADO           45      30751   GREELEY,CO                       Greeley Cellular Telephone Company
    COLORADO           45      30989   VAIL,CO                          AT&T Wireless Services of Colorado, Inc.
    COLORADO          TBD       TBD    TBD                              TBD
    COLORADO          TBD       TBD    TBD                              TBD
    COLORADO          TBD       TBD    TBD                              TBD
    COLORADO          TBD       TBD    TBD                              TBD
    COLORADO          TBD       TBD    TBD                              TBD
    COLORADO          TBD       TBD    TBD                              TBD
    COLORADO          TBD       TBD    TBD                              TBD
  CONNECTICUT         1101      1101   LITCHFIELD COUNTY,CT             Litchfield Acquisition Corporation
  CONNECTICUT         5881      5881   CONNECTICUT,CT                   AT&T_PCS
  CONNECTICUT         5881      5881   CONNECTICUT,CT                   AT&T_PCS
  CONNECTICUT         5881      5881   CONNECTICUT,CT                   AT&T_PCS
      D.C.            4196      4196   WASHINGTON,DC                    AT&T_PCS
    DELAWARE          TBD       TBD    TBD                              TBD
    FLORIDA            37        37    MIAMI,FL                         AT&T Wireless Services of Florida, Inc.
    FLORIDA            37        37    MIAMI,FL                         AT&T Wireless Services of Florida, Inc.
    FLORIDA            37        37    MIAMI,FL                         AT&T Wireless Services of Florida, Inc.
    FLORIDA            75        75    JACKSONVILLE,FL                  AT&T Wireless Services of Florida, Inc.
    FLORIDA           175       175    ORLANDO,FL                       AT&T Wireless Services of Florida, Inc.
    FLORIDA           325       325    DAYTONA BEACH,FL                 AT&T Wireless Services of Florida, Inc.
    FLORIDA           361       361    FORT WALTON BEACH,FL             AT&T Wireless Services of Florida, Inc.

    FLORIDA            164          a       Fort Myers, FL                             FL
    FLORIDA            127          a       Pensacola, FL                              FL
    FLORIDA            245          a       Ocala, FL                                  FL
    FLORIDA            360          a       Collier, FL-1                              FL-1
    FLORIDA            363          a       Citrus, FL-4                               FL-4
    FLORIDA            12           a       Miami, FL                                  FL
    FLORIDA            208          a       Fort Pierce, FL                            FL
    FLORIDA            22           a       Tampa, FL                                  FL
    FLORIDA            362          a       Hardee, FL-3                               FL-3
    FLORIDA            208          a       Fort Pierce, FL                            FL
    FLORIDA            167          a       Sarasota, FL                               FL
    FLORIDA            137          a       Melbourne, FL                              FL
    FLORIDA            211          a       Brandenton, FL                             FL
    FLORIDA            361          a       Glades, FL-2                               FL-2
    FLORIDA            364          b       Putnam, FL-5                               FL-5
    FLORIDA            370          b       Monroe, FL-11                              FL-11
    FLORIDA           B326          C2      Ocala, FL                                  FL
    FLORIDA           B340         C2,F     Panama City, FL                            FL
    FLORIDA           B439         C2,F     Tallahassee, FL                            FL
    FLORIDA           B239          C3      Lakeland-Winter Haven, FL                  FL
    FLORIDA           B408        C3,C4     Sarasota-Bradenton, FL                     FL
    FLORIDA           B212         C3,F     Jacksonville, FL                           FL
    FLORIDA           B440         C3,F     Tampa-St. Petersburg-Clearwater, FL        FL
    FLORIDA           B289        C4,E,F    Melbourne-Titusville, FL                   FL
    FLORIDA           B336        C4,E,F    Orlando, FL                                FL
    FLORIDA           B159         C4,F     Gainesville, FL                            FL
    FLORIDA           B293          D       Miami-Ft. Lauderdale, FL                   FL
    FLORIDA           B469          D       West Palm Beach-Boca Raton, FL             FL
    FLORIDA           B107          E       Daytona Beach, FL                          FL
    FLORIDA           B152          E       Ft. Pierce-Vero Beach-Stuart, FL           FL
    FLORIDA           B151          F       Ft. Myers, FL                              FL
    FLORIDA           B154          F       Ft. Walton Beach, FL                       FL
    FLORIDA           B313          F       Naples, FL                                 FL
    FLORIDA           B343          F       Pensacola, FL                              FL
    FLORIDA          PREPAY       PREPAY    TAMPA, FL                                  FL
    GEORGIA            M11      A,A3,A4,A5  Atlanta                                    GA
    GEORGIA            M11        A3,A4     Atlanta                                    GA
    GEORGIA            M11        A3,A4     Atlanta                                    GA
    GEORGIA           B102          C       Dalton, GA                                 GA
    GEORGIA           B384          C       Rome, GA                                   GA
    GEORGIA           B454         C,F      Valdosta, GA                               GA
    GEORGIA           B467         C,F      Waycross, GA                               GA
    GEORGIA            B58       C1,C2,F    Brunswick, GA                              GA
    GEORGIA           B237         C2,F     La Grange, GA                              GA
     HAWAII            50           a       Honolulu, HI                               HI
     HAWAII            386          a       Maui, HI-2                                 HI-2
     HAWAII            387          a       Hawaii, HI                                 HI
     HAWAII           B254         C,D      Lihue, HI                                  HI
     HAWAII           B190       C3,C4,D    Hilo, HI                                   HI
     HAWAII           B222          D       Kahului-Wailuku-Lahaina, HI                HI
     HAWAII           B192         D,F      Honolulu, HI                               HI
     IDAHO             190          a       Boise City, ID                             ID
     IDAHO             388          a       Boundary, ID-1                             ID-1
     IDAHO             388          a       Boundary, ID-1                             ID-1
     IDAHO             391          a       Elmore, ID-4                               ID-4

    FLORIDA            1905   FT MEYERS,FL                     AT&T Wireless Services of Florida, Inc.
    FLORIDA           30021   PENSACOLA,FL                     AT&T Wireless Services of Florida, Inc.
    FLORIDA           30063   OCALA,FL                         Ocala Cellular Telephone Company, Inc.
    FLORIDA           30127   NAPLES,FL                        AT&T Wireless Services of Florida, Inc.
    FLORIDA           30261   BROOKSVILLE,FL                   AT&T Wireless Services of Florida, Inc.
    FLORIDA           30277   KEY WEST,FL                      AT&T Wireless Services of Florida, Inc.
    FLORIDA           30281   VERO BEACH,FL                    AT&T Wireless Services of Florida, Inc.
    FLORIDA           30283   TAMPA,FL                         AT&T Wireless Services of Florida, Inc.
    FLORIDA           30295   PORT CHARLOTTE,FL                AT&T Wireless Services of Florida, Inc.
    FLORIDA           30309   SEBASTIAN,FL                     AT&T Wireless Services of Florida, Inc.
    FLORIDA           30849   SARASOTA,FL                      Sarasota Cellular Telephone Company
    FLORIDA           30851   MELBOURNE,FL                     Melbourne Cellular Telephone Company
    FLORIDA           30853   BRADENTON,FL                     Bradenton Cellular Partnership
    FLORIDA           30965   SEBRING,FL                       AT&T Wireless Services of Florida, Inc.
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA            TBD    TBD                              TBD
    FLORIDA           30451   TAMPA,FL                         NPW
    GEORGIA            4101   ATLANTA,GA                       AT&T_PCS
    GEORGIA           40401   ATLANTA,GA                       Tritel, Inc.
    GEORGIA           40409   CLEVELAND,TN                     Tritel, Inc.
    GEORGIA           40403   DALTON,GA                        Tritel, Inc.
    GEORGIA           60042   ROME,GA                          Tritel, Inc.
    GEORGIA            TBD    TBD                              TBD
    GEORGIA            TBD    TBD                              TBD
    GEORGIA            TBD    TBD                              TBD
    GEORGIA           60036   LAGRANGE,GA                      Tritel, Inc.
     HAWAII            167    HONOLULU,HI                      AT&T Wireless of Hawaii, Inc.
     HAWAII            1159   MAUI,HI                          AT&T Wireless Services of Hawaii, Inc.
     HAWAII            1161   BIG ISLAND,HI                    AT&T Wireless Services of Hawaii, Inc.
     HAWAII            TBD    TBD                              TBD
     HAWAII            TBD    TBD                              TBD
     HAWAII            TBD    TBD                              TBD
     HAWAII            TBD    TBD                              TBD
     IDAHO             289    BOISE,ID                         Boise City Cellular Partnership
     IDAHO             1163   COEUR D ALENE,ID                 AT&T Wireless Services of Idaho, Inc.
     IDAHO            26525   COEUR D'ALENE,ID                 AT&T Wireless Services of Idaho, Inc.
     IDAHO            30393   ELMORE,ID                        AT&T Wireless Services of Idaho, Inc.

     IDAHO            B353         C2,D     Pocatello, ID                              ID
     IDAHO            B202          D       Idaho Falls, ID                            ID
     IDAHO            B451          D       Twin Falls, ID                             ID
     IDAHO             B50          D       Boise-Nampa, ID                            ID
    ILLINOIS           M3        A,A3,A4    Chicago                                    IL
    ILLINOIS          B105          C       Davenport, IA-Moline, IL                   IL
    ILLINOIS           B86          C       Clinton, IA-Sterling, IL                   IL
    ILLINOIS           B67          D       Carbondale-Marion, IL                      IL
    ILLINOIS           B67          D       Carbondale-Marion, IL                      IL
    ILLINOIS          B105          D       Davenport, IA-Moline, IL                   IL
    ILLINOIS          B308          E       Mt. Vernon-Centralia, IL                   IL
    ILLINOIS          B367          F       Quincy, IL-Hannibal, MO                    IL
    INDIANA            M31       B3,B4,B5   Indianapolis                               IN
    INDIANA           B442          C1      Terre Haute, IN                            IN
    INDIANA           B457          C1      Vincennes-Washington, IN                   IN
    INDIANA           B280          C2      Marion, IN                                 IN
    INDIANA            B15          E       Anderson, IN                               IN
    INDIANA           B294          E       Michigan City-La Porte, IN                 IN
    INDIANA           B309          E       Muncie, IN                                 IN
    INDIANA           B373          E       Richmond, IN                               IN
    INDIANA           B424          E       South Bend-Mishawaka, IN                   IN
    INDIANA           B204          F       Indianapolis, IN                           IN
    INDIANA           B233          F       Kokomo-Logansport, IN                      IN
    INDIANA           B235          F       Lafayette, IN                              IN
      IOWA            B118          C       Dubuque, IA                                IA
      IOWA            B105          C       Davenport, IA-Moline, IL                   IA
      IOWA            B205         C,D      Iowa City, IA                              IA
      IOWA            B111         C,E      Des Moines, IA                             IA
      IOWA            B111         C,E      Des Moines, IA                             IA
      IOWA            B111         C,E      Des Moines, IA                             IA
      IOWA            B283        C3,C4     Marshalltown, IA                           IA
      IOWA            B283        C3,C4     Marshalltown, IA                           IA
      IOWA            B285        C3,C4     Mason City, IA                             IA
      IOWA            B337        C3,C4     Ottumwa, IA                                IA
      IOWA            B105          D       Davenport, IA-Moline, IL                   IA
      IOWA            B150       D,C3,C4    Ft. Dodge, IA                              IA
      IOWA             B70      D,E,C3,C4   Cedar Rapids, IA                           IA
      IOWA            B462         E,C3     Waterloo-Cedar Falls, IA                   IA
      IOWA             B61       F,C3,C4    Burlington, IA                             IA
      IOWA            B421       F,C4,C5    Sioux City, IA                             IA
     KANSAS            M46          A       Wichita                                    KS
     KANSAS           B275         C,F      Manhattan-Junction City, KS                KS
     KANSAS           B114        C3,C4     Dodge City, KS                             KS
     KANSAS           B247      C3,C4,E,F   Lawrence, KS                               KS
     KANSAS           B349          D       Pittsburg-Parsons, KS                      KS
     KANSAS           B129         E,F      Emporia, KS                                KS
     KANSAS           B445         E,F      Topeka, KS                                 KS
    KENTUCKY           M26       A5,A3,A4   Louisville-Lexington-Evansville            KY
    KENTUCKY           M26       A5,A3,A4   Louisville-Lexington-Evansville            KY
    KENTUCKY           M26       A5,A3,A4   Louisville-Lexington-Evansville            KY
    KENTUCKY           M26       A5,A3,A4   Louisville-Lexington-Evansville            KY
    KENTUCKY           M26       A5,A3,A4   Louisville-Lexington-Evansville            KY
    KENTUCKY          B273          C       Madisonville, KY                           KY
    KENTUCKY          B338          C       Owensboro, KY                              KY
    KENTUCKY          B423          C       Somerset, KY                               KY

     IDAHO           5953      5953   POCATELLO,ID                     Edge Wireless, L.L.C.
     IDAHO           5953      5953   POCATELLO,ID                     Edge Wireless, L.L.C.
     IDAHO           5953      5953   POCATELLO,ID                     Edge Wireless, L.L.C.
     IDAHO           TBD       TBD    TBD                              TBD
    ILLINOIS         4111      4111   CHICAGO,IL                       AT&T_PCS
    ILLINOIS         4451     40681   PREPAID/DAVENPORT,IA             Telecorp_PCS
    ILLINOIS         TBD       TBD    TBD                              TBD
    ILLINOIS         5758     40614   CARBONDALE,IL                    AT&T_PCS
    ILLINOIS         5758     40616   CARBONDALE (Prepay),IL           AT&T_PCS
    ILLINOIS         4451     40673   DES MOINES,IA                    AT&T_PCS
    ILLINOIS         TBD       TBD    TBD                              TBD
    ILLINOIS         TBD       TBD    TBD                              TBD
    INDIANA          4136      4136   INDIANAPOLIS,IN                  AT&T_PCS
    INDIANA          TBD       TBD    TBD                              TBD
    INDIANA          TBD       TBD    TBD                              TBD
    INDIANA          TBD       TBD    TBD                              TBD
    INDIANA          TBD       TBD    TBD                              TBD
    INDIANA          TBD       TBD    TBD                              TBD
    INDIANA          TBD       TBD    TBD                              TBD
    INDIANA          TBD       TBD    TBD                              TBD
    INDIANA          TBD       TBD    TBD                              TBD
    INDIANA          TBD       TBD    TBD                              TBD
    INDIANA          TBD       TBD    TBD                              TBD
    INDIANA          TBD       TBD    TBD                              TBD
      IOWA           4451     40673   DES MOINES,IA                    Telecorp_PCS
      IOWA           4451     40681   PREPAID/DAVENPORT,IA             Telecorp_PCS
      IOWA           4451     40679   DAVENPORT,IA                     Telecorp_PCS
      IOWA           4451      4451   DES MOINES,IA                    Telecorp_PCS
      IOWA           4451     40587   DES MOINES,IA                    Telecorp_PCS
      IOWA           4451     40671   PREPAID/BOONE,IA                 Telecorp_PCS
      IOWA           4451     40669   PREPAID/AMES,IA                  Telecorp_PCS
      IOWA           4451     40675   AMES,IA                          Telecorp_PCS
      IOWA           4451     40675   AMES,IA                          Telecorp_PCS
      IOWA           TBD       TBD    TBD                              TBD
      IOWA           4451     40673   DES MOINES,IA                    AT&T_PCS
      IOWA           4451     40675   AMES,IA                          Telecorp_PCS
      IOWA           TBD       TBD    TBD                              TBD
      IOWA           4451     40679   DAVENPORT,IA                     Telecorp_PCS
      IOWA           4451     40673   DES MOINES,IA                    Telecorp_PCS
      IOWA           4451     43761   SIOUX CITY,IA                    Telecorp_PCS
     KANSAS          4197      4197   WICHITA,KS                       AT&T_PCS
     KANSAS          TBD       TBD    TBD                              TBD
     KANSAS          TBD       TBD    TBD                              TBD
     KANSAS          TBD       TBD    TBD                              TBD
     KANSAS          TBD       TBD    TBD                              TBD
     KANSAS          TBD       TBD    TBD                              TBD
     KANSAS          TBD       TBD    TBD                              TBD
    KENTUCKY         4147      4147   EVANSVILLE,IN                    Telecorp_PCS
    KENTUCKY         4158     40407   LEXINGTON,KY                     Tritel, Inc.
    KENTUCKY         4147     40522   EVANSVILLE,IN                    Telecorp_PCS
    KENTUCKY         5758     40524   PADUCAH,KY                       Telecorp_PCS
    KENTUCKY         4147     43702   EVANSVILLE (Prepay),IN           Telecorp_PCS
    KENTUCKY         4158     60034   MADISONVILLE,KY                  Tritel, Inc.
    KENTUCKY         4158     60040   OWENSBORO,KY                     Tritel, Inc.
    KENTUCKY         4158     60044   SOMERSET,KY                      Tritel, Inc.

    KENTUCKY           B98          C2      Corbin, KY                                 KY
    KENTUCKY           B83         C2,F     Clarksville, TN-Hopkinsville, KY           KY
    KENTUCKY          B263          F       Louisville, KY                             KY
    KENTUCKY           B52         F,C      Bowling Green-Glasgow, KY                  KY
   LOUISIANA           100          a       Shreveport, LA                             LA
   LOUISIANA           219          a       Monroe, LA                                 LA
   LOUISIANA           454          a       Claiborne, LA-1                            LA-1
   LOUISIANA           455          b       Morehouse, LA-2                            LA-2
   LOUISIANA           456          b       De Soto, LA-3                              LA-3
   LOUISIANA           M17          B3      New Orleans-Baton Rouge                    LA
   LOUISIANA           M17          B3      New Orleans-Baton Rouge                    LA
   LOUISIANA          B304          C1      Monroe, LA                                 LA
   LOUISIANA           B9        C1,C2,D    Alexandria, LA                             LA
   LOUISIANA          B238         C2,C     Lake Charles, LA                           LA
   LOUISIANA          B320       C2,D,E,F   New Orleans, LA                            LA
   LOUISIANA          B320       C2,D,E,F   New Orleans, LA                            LA
   LOUISIANA          B195         C2,F     Houma-Thibodaux, LA                        LA
   LOUISIANA          B236        D,F,E     Lafayette-New Iberia, LA                   LA
   LOUISIANA           B32        D,F,E     Baton Rouge, LA                            LA
   LOUISIANA          B419          E       Shreveport, LA                             LA
   LOUISIANA          B180         F,D      Hammond, LA                                LA
     MAINE             152          a       Portland, ME                               ME
     MAINE             466          a       Washington, ME-4                           ME-4
     MAINE             466          a       Washington, ME-4                           ME-4
     MAINE            B357          C3      Portland-Brunswick, ME                     ME
 MASSACHUSETTS         M8       A,A3,A4,A5  Boston-Providence                          MA
 MASSACHUSETTS         M8       A,A3,A4,A5  Boston-Providence                          MA
 MASSACHUSETTS         M8       A,A3,A4,A5  Boston-Providence                          MA
 MASSACHUSETTS        B480          C4      Worcester-Fitchburg-Leominster, MA         MA
    MICHIGAN           M5           A       Detroit                                    MI
    MICHIGAN          B241          C3      Lansing, MI                                MI
    MICHIGAN           B11          D       Alpena, MI                                 MI
    MICHIGAN          B132          D       Escanaba, MI                               MI
    MICHIGAN          B194          D       Houghton, MI                               MI
    MICHIGAN          B206          D       Iron Mountain, MI                          MI
    MICHIGAN          B279          D       Marinette, WI-Menominee, MI                MI
    MICHIGAN          B282          D       Marquette, MI                              MI
    MICHIGAN          B112          E       Detroit, MI                                MI
    MICHIGAN          B145          E       Flint, MI                                  MI
    MICHIGAN           B39          E       Benton Harbor, MI                          MI
   MINNESOTA           15           a       Minneapolis, MN-WI                         MN
   MINNESOTA           288          a       Rochester, MN                              MN
   MINNESOTA           288          a       Rochester, MN                              MN
   MINNESOTA           198          a       St. Cloud, MN                              MN
   MINNESOTA           487          a       Hubbard, MN-6                              MN-6
   MINNESOTA           492          b       Goodhue, MN-11                             MN-11
   MINNESOTA          B298         C3,E     Minneapolis-St.Paul, MN                    MN
   MINNESOTA          B234         C3,F     La Crosse, WI-Winona, MN                   MN
   MINNESOTA          B119          D       Duluth, MN                                 MN
   MINNESOTA          B142          D       Fergus Falls, MN                           MN
   MINNESOTA          B277          D       Mankato-Fairmont, MN                       MN
   MINNESOTA          B391          E       St. Cloud, MN                              MN
  MISSISSIPPI         B315          C       Natchez, MS                                MS
  MISSISSIPPI         B449          C       Tupelo-Corinth, MS                         MS
  MISSISSIPPI         B320          C2      Des Moines, IA                             IA

    KENTUCKY         4158     60032   CORBIN,KY                        Tritel, Inc.
    KENTUCKY         TBD       TBD    TBD                              TBD
    KENTUCKY         4158      5770   LOUISVILLE,KY                    Tritel, Inc.
    KENTUCKY         4158      5342   BOWLING GREEN,KY                 Tritel, Inc.
   LOUISIANA         229       229    SHREVEPORT,LA                    First Cellular Group of Shreveport, Inc.
   LOUISIANA         463       463    MONROE,LA                        Monroe Cellular, Inc.
   LOUISIANA         229      30573   RUSTON,LA                        LA-1 Joint Venture
   LOUISIANA         TBD       TBD    TBD                              TBD
   LOUISIANA         TBD       TBD    TBD                              TBD
   LOUISIANA         4158      5612   HATTIESBURG,MS                   Tritel, Inc.
   LOUISIANA         4158      5735   LAUREL,MS                        Tritel, Inc.
   LOUISIANA         TBD       TBD    TBD                              TBD
   LOUISIANA         5888      5888   NEW ORLEANS,LA                   Telecorp_PCS
   LOUISIANA         5888     40514   LAKE CHARLES,LA                  Telecorp_PCS
   LOUISIANA         5888      5888   NEW ORLEANS,LA                   Telecorp_PCS
   LOUISIANA         5888     40326   PREPAID/NEW ORLEANS,LA           Telecorp_PCS
   LOUISIANA         5888      5888   NEW ORLEANS,LA                   Telecorp_PCS
   LOUISIANA         5888     40516   LAFAYETTE,LA                     Telecorp_PCS
   LOUISIANA         5888     40518   BATON ROUGE,LA                   Telecorp_PCS
   LOUISIANA         TBD       TBD    TBD                              TBD
   LOUISIANA         5888      5888   NEW ORLEANS,LA                   Telecorp_PCS
     MAINE           499       499    PORTLAND,ME                      Atlantic Cellular Telephone Corp.
     MAINE           1319      1319   ELLSWORTH,ME                     Atlantic Cellular Telephone Corp.
     MAINE           499      30407   PORTSMOUTH,ME                    Atlantic Cellular Telephone Corp.
     MAINE           TBD       TBD    TBD                              TBD
 MASSACHUSETTS       4105      4105   BOSTON,MA                        AT&T_PCS
 MASSACHUSETTS       4201      4201   NEW ENGLAND,MA                   AT&T_PCS
 MASSACHUSETTS       4201     40491   MANCHESTER,NH                    AT&T_PCS
 MASSACHUSETTS       TBD       TBD    TBD                              TBD
    MICHIGAN         4125      4125   DETROIT,MI                       AT&T_PCS
    MICHIGAN         TBD       TBD    TBD                              TBD
    MICHIGAN         TBD       TBD    TBD                              TBD
    MICHIGAN         TBD       TBD    TBD                              TBD
    MICHIGAN         TBD       TBD    TBD                              TBD
    MICHIGAN         TBD       TBD    TBD                              TBD
    MICHIGAN         TBD       TBD    TBD                              TBD
    MICHIGAN         TBD       TBD    TBD                              TBD
    MICHIGAN         TBD       TBD    TBD                              TBD
    MICHIGAN         TBD       TBD    TBD                              TBD
    MICHIGAN         TBD       TBD    TBD                              TBD
   MINNESOTA          23        23    MINNEAPOLIS,MN                   AT&T Wireless Services of Minnesota1
   MINNESOTA         521      26321   AUSTIN,MN                        Rochester CellTelCo
   MINNESOTA         521      30233   ROCHESTER,MN                     Rochester CellTelCo
   MINNESOTA          23      30235   ST. CLOUD,MN                     St. Cloud Cellular Telephone Company, Inc.
   MINNESOTA         TBD       TBD    TBD                              TBD
   MINNESOTA         TBD       TBD    TBD                              TBD
   MINNESOTA         TBD       TBD    TBD                              TBD
   MINNESOTA         TBD       TBD    TBD                              TBD
   MINNESOTA         TBD       TBD    TBD                              TBD
   MINNESOTA         TBD       TBD    TBD                              TBD
   MINNESOTA         TBD       TBD    TBD                              TBD
   MINNESOTA         TBD       TBD    TBD                              TBD
  MISSISSIPPI        4158     40389   NATCHEZ,MS                       Tritel, Inc.
  MISSISSIPPI        4158     40391   TUPELO-CORINTH,MS                Tritel, Inc.
  MISSISSIPPI        4451     40677   PEARL RIVER COUNTY               Telecorp_PCS

  MISSISSIPPI          B94          C2      Columbus-Starkville, MS                    MS
  MISSISSIPPI         B175          C2      Greenville-Greenwood, MS                   MS
  MISSISSIPPI         B292          C2      Meridian, MS                               MS
  MISSISSIPPI         B246         D,E      Laurel, MS                                 MS
  MISSISSIPPI          B42          F       Biloxi-Gulfport-Pascagoula, MS             MS
  MISSISSIPPI         B186          F       Hattiesburg, MS                            MS
  MISSISSIPPI         B269         F,C      McComb-Brookhaven, MS                      MS
    MISSOURI           163          a       Springfield, MO                            MO
    MISSOURI           239          a       Joplin, MO                                 MO
    MISSOURI           517          a       Barton, MO-14                              MO-14
    MISSOURI           M19        A3,A4     St. Louis                                  MO
    MISSOURI           M19        A3,A4     St. Louis                                  MO
    MISSOURI           M19        A3,A4     St. Louis                                  MO
    MISSOURI           M19        A3,A4     St. Louis                                  MO
    MISSOURI           M19       A5,A3,A4   St. Louis                                  MO
    MISSOURI          B355          D       Poplar Bluff, MO                           MO
    MISSOURI          B394          D       St. Louis, MO                              MO
    MISSOURI          B414          D       Sedalia, MO                                MO
    MISSOURI           B66          D       Cape Girardeau-Sikeston, MO                MO
    MISSOURI          B393         D,F      St. Joseph, MO                             MO
    MISSOURI          B226         E,F      Kansas City, MO                            MO
    MISSOURI          B367          F       Quincy, IL-Hannibal, MO                    MO
    MONTANA           B171          C       Great Falls, MT                            MT
    MONTANA           B300          C       Missoula, MT                               MT
    MONTANA           B224          C4      Kalispell, MT                              MT
    MONTANA            B64          C4      Butte, MT                                  MT
    MONTANA           B188          C5      Helena, MT                                 MT
    NEBRASKA           M45          A       Omaha                                      NE
    NEBRASKA          B411          E       Scottsbluff, NE                            NE
     NEVADA            93           a       Las Vegas, NV                              NV
     NEVADA            171          a       Reno, NV                                   NV
     NEVADA            545          a       Storey, NV-3                               NV-3
     NEVADA           B245         C3,D     Las Vegas, NV                              NV
     NEVADA           B372         C3,D     Reno, NV                                   NV
 NEW HAMPSHIRE         156          a       Portsmouth, NH                             NH
 NEW HAMPSHIRE        B249          D       Lebanon-Claremont, NH                      NH
   NEW JERSEY          58           a       Allentown, PA-NJ                           NJ
   NEW JERSEY          550          a       Hunterdon, NJ-1                            NJ-1
   NEW JERSEY         B321         C3,E     New York, NY                               NY
   NEW MEXICO          M39       B,B4,B5    El Paso-Albuquerque                        NM
   NEW MEXICO          B87       C1,C2,F    Clovis, NM                                 NM
   NEW MEXICO         B191         E,F      Hobbs, NM                                  NM
   NEW MEXICO         B162          F       Gallup, NM                                 NM
   NEW MEXICO         B244          F       Las Cruces, NM                             NM
   NEW MEXICO         B407          F       Santa Fe, NM                               NM
   NEW MEXICO          B8           F       Albuquerque, NM                            NM
    NEW YORK            1           a       New York, NY                               NY
    NEW YORK           122          a       Binghamton, NY                             NY
    NEW YORK           284          a       Elmira, NY                                 NY
    NEW YORK           122          a       Binghamton, NY                             NY
    NEW YORK           122          a       Binghamton, NY                             NY
    NEW YORK           M35          B       Buffalo-Rochester                          NY
    NEW YORK          B453        C2,D,E    Utica-Rome, NY                             NY
    NEW YORK          B321         C3,E     New York, NY                               NY
    NEW YORK          B215          D       Jamestown-Dunkirk, NY-Warren, PA           NY

  MISSISSIPPI        4158     40381   COLUMBUS-STARKVILLE,MS           Tritel, Inc.
  MISSISSIPPI        4158     40383   GREENVILLE/GREENWOOD,MS          Tritel, Inc.
  MISSISSIPPI        4158     40387   MERIDIAN,MS                      Tritel, Inc.
  MISSISSIPPI        4158      5735   LAUREL,MS                        Tritel, Inc.
  MISSISSIPPI        4158      5322   GULFPORT,MS                      Tritel, Inc.
  MISSISSIPPI        4158      5612   HATTIESBURG,MS                   Tritel, Inc.
  MISSISSIPPI        4158      5818   MCCOMB,MS                        Tritel, Inc.
    MISSOURI         559       559    SPRINGFIELD,MO                   MC Cellular Corporation
    MISSOURI         559      30069   JOPLIN,MO                        MC Cellular Corporation
    MISSOURI         559      30071   MONET,MO                         Auburn Television Group, Inc.
    MISSOURI         4189      4189   ST. LOUIS,MO                     Telecorp_PCS
    MISSOURI         5758     40502   COLUMBIA,MO                      Telecorp_PCS
    MISSOURI         5758     40506   CAPE GIRARDEAU,MO                Telecorp_PCS
    MISSOURI         5758     43742   BRANSON,MO                       Telecorp_PCS
    MISSOURI         4169      4169   PHOENIX,AZ                       AT&T_PCS
    MISSOURI         TBD       TBD    TBD                              TBD
    MISSOURI         TBD       TBD    TBD                              TBD
    MISSOURI         TBD       TBD    TBD                              TBD
    MISSOURI         TBD       TBD    TBD                              TBD
    MISSOURI         TBD       TBD    TBD                              TBD
    MISSOURI         5695      5695   KANSAS CITY,MO                   AT&T_PCS
    MISSOURI         TBD       TBD    TBD                              TBD
    MONTANA          TBD       TBD    TBD                              TBD
    MONTANA          TBD       TBD    TBD                              TBD
    MONTANA          TBD       TBD    TBD                              TBD
    MONTANA          TBD       TBD    TBD                              TBD
    MONTANA          TBD       TBD    TBD                              TBD
    NEBRASKA         4165      4165   OMAHA,NE                         AT&T_PCS
    NEBRASKA         TBD       TBD    TBD                              TBD
     NEVADA          211       211    LAS VEGAS,NV                     AT&T Wireless Services of Nevada, Inc.
     NEVADA          515       515    RENO,NV                          Reno Cellular Telephone Company
     NEVADA          515      30855   CARSON CITY,NV                   AT&T Wireless Services of Nevada, Inc.
     NEVADA          TBD       TBD    TBD                              TBD
     NEVADA          TBD       TBD    TBD                              TBD
 NEW HAMPSHIRE       501       501    DOVER,NH                         Piscataqua Cellular Telephone Corp.
 NEW HAMPSHIRE       TBD       TBD    TBD                              TBD
   NEW JERSEY        103       103    ALLENTOWN,PA                     Pennsylvania Cellular Telephone Corp.
   NEW JERSEY        1487      1487   HUNTERDON COUNTY,NJ              NJ-2 Cellular, Inc.
   NEW JERSEY        5887      5887   SUSSEX COUNTY,NJ                 AT&T_PCS
   NEW MEXICO        4128      4128   EL PASO,TX                       AT&T_PCS
   NEW MEXICO        TBD       TBD    TBD                              TBD
   NEW MEXICO        TBD       TBD    TBD                              TBD
   NEW MEXICO        TBD       TBD    TBD                              TBD
   NEW MEXICO        TBD       TBD    TBD                              TBD
   NEW MEXICO        TBD       TBD    TBD                              TBD
   NEW MEXICO        TBD       TBD    TBD                              TBD
    NEW YORK          25        25    NEW YORK,NY                      AT&T Cellular
    NEW YORK         307      30007   BINGHAMTON,NY                    Binghamton CellTelCo
    NEW YORK         103      30009   ELMIRA,NY                        Vanguard Binghamton, Inc.
    NEW YORK         103      30405   NEW MILFORD,PA                   Binghamton CellTelCo
    NEW YORK         103      30505   DEPOSIT,NY                       Binghamton CellTelCo
    NEW YORK         4108      4108   BUFFALO,NY                       AT&T_PCS
    NEW YORK         TBD       TBD    TBD                              TBD
    NEW YORK         5887      5887   SUSSEX COUNTY,NJ                 AT&T_PCS
    NEW YORK         TBD       TBD    TBD                              TBD

    NEW YORK          B164         D,C      Glens Falls, NY                            NY
    NEW YORK          B127         D,E      Elmira-Corning-Hornell, NY                 NY
    NEW YORK          B333         D,E      Oneonta, NY                                NY
    NEW YORK          B352         D,E      Plattsburgh, NY                            NY
    NEW YORK          B361         D,E      Poughkeepsie-Kingston, NY                  NY
    NEW YORK           B43         D,E      Binghamton, NY                             NY
    NEW YORK          B438         D,E      Syracuse, NY                               NY
    NEW YORK          B463        D,E,F     Watertown, NY                              NY
    NEW YORK           B7         D,E,F     Albany-Schenectady, NY                     NY
    NEW YORK          B208         E,C2     Ithaca, NY                                 NY
 NORTH CAROLINA        M6       A5,A3,A4,A  Charlotte-Greensboro-Greenville-Raleigh    NC
 NORTH CAROLINA        M6       A5,A3,A4,A  Charlotte-Greensboro-Greenville-Raleigh    NC
 NORTH CAROLINA       B174          C3      Greensboro-Winston-Salem-High, NC          NC
 NORTH CAROLINA       B368          C3      Raleigh-Durham, NC                         NC
 NORTH CAROLINA        B74          C3      Charlotte-Gastonia, NC                     NC
  NORTH DAKOTA        B113         C,E      Dickinson, ND                              ND
  NORTH DAKOTA         B45         C3,F     Bismarck, ND                               ND
  NORTH DAKOTA        B299         C4,E     Minot, ND                                  ND
  NORTH DAKOTA        B166          E       Grand Forks, ND                            ND
  NORTH DAKOTA        B476          E       Williston, ND                              ND
  NORTH DAKOTA        B138          F       Fargo, ND                                  ND
      OHIO             593          a       Ross, OH-9                                 OH-9
      OHIO             594          a       Perry, OH-10                               OH-10
      OHIO             178          a       Wheeling, WV-OH                            OH
      OHIO             199          a       Steubenville-Weirton, OH                   OH
      OHIO             199          a       Steubenville-Weirton, OH                   OH
      OHIO             M18      A,A3,A4,A5  Cincinnati-Dayton                          OH
      OHIO             M38         A2,A     Columbus                                   OH
      OHIO             M16       B3,B4,B5   Cleveland                                  OH
      OHIO             B84          C3      Cleveland-Akron, OH                        OH
      OHIO             B95          C3      Columbus, OH                               OH
      OHIO             B81          C4      Cincinnati, OH                             OH
      OHIO            B106          C5      Dayton-Springfield, OH                     OH
      OHIO            B431          D       Steubenville, OH-Weirton, WV               OH
    OKLAHOMA           57           a       Tulsa, OK                                  OK
    OKLAHOMA           45           a       Oklahoma City, OK                          OK
    OKLAHOMA           260          a       Lawton, OK                                 OK
    OKLAHOMA           600          a       Roger Mills, OK-5                          OK-5
    OKLAHOMA           598          a       Grant, OK-3                                OK-3
    OKLAHOMA           599          b       Nowata, OK-4                               OK-4
    OKLAHOMA           B31          C2      Bartlesville, OK                           OK
    OKLAHOMA           B4          C4,E     Ada, OK                                    OK
    OKLAHOMA          B220         C4,F     Joplin, MO-Miami, OK                       OK
    OKLAHOMA          B267          E       McAlester, OK                              OK
    OKLAHOMA          B311          E       Muskogee, OK                               OK
    OKLAHOMA          B354          E       Ponca City, OK                             OK
    OKLAHOMA          B433          E       Stillwater, OK                             OK
    OKLAHOMA          B130         E,F      Enid, OK                                   OK
    OKLAHOMA           B19         E,F      Ardmore, OK                                OK
    OKLAHOMA          B248         E,F      Lawton-Duncan, OK                          OK
    OKLAHOMA          B329         E,F      Oklahoma City, OK                          OK
    OKLAHOMA          B448         E,F      Tulsa, OK                                  OK
     OREGON            30           a       Portland, OR                               OR
     OREGON            607          a       Hood River, OR-2                           OR-2
     OREGON            606          a       Clatsop, OR-1                              OR-1

    NEW YORK         TBD       TBD    TBD                              TBD
    NEW YORK         TBD       TBD    TBD                              TBD
    NEW YORK         TBD       TBD    TBD                              TBD
    NEW YORK         TBD       TBD    TBD                              TBD
    NEW YORK         TBD       TBD    TBD                              TBD
    NEW YORK         TBD       TBD    TBD                              TBD
    NEW YORK         TBD       TBD    TBD                              TBD
    NEW YORK         TBD       TBD    TBD                              TBD
    NEW YORK         TBD       TBD    TBD                              TBD
    NEW YORK         TBD       TBD    TBD                              TBD
 NORTH CAROLINA      4109      4109   CHARLOTTE,NC                     AT&T_PCS
 NORTH CAROLINA      4109     40119   ROCK HILL,SC                     AT&T_PCS
 NORTH CAROLINA      4109     40117   GREENSBORO,NC                    AT&T_PCS
 NORTH CAROLINA      4109     40237   RALEIGH/DURHAM,NC                AT&T_PCS
 NORTH CAROLINA      TBD       TBD    TBD                              TBD
  NORTH DAKOTA       TBD       TBD    TBD                              TBD
  NORTH DAKOTA       TBD       TBD    TBD                              TBD
  NORTH DAKOTA       TBD       TBD    TBD                              TBD
  NORTH DAKOTA       TBD       TBD    TBD                              TBD
  NORTH DAKOTA       TBD       TBD    TBD                              TBD
  NORTH DAKOTA       TBD       TBD    TBD                              TBD
      OHIO           307      26131   CHILLICOTHE,OH                   Orange County Cellular Telephone Corp.
      OHIO           307      26133   ATHENS,OH                        Orange County Cellular Telephone Corp.
      OHIO            39      30059   WHEELING,WV                      Wheeling Cellular Telephone Company
      OHIO            39      30317   WEIRTON/STEUBENVILLE,WV          McLang Cellular, Inc.
      OHIO            39      30501   WINTERSVILLE,OH                  McLang Cellular, Inc.
      OHIO           4113      4113   CINCINNATI,OH                    CBT_PCS
      OHIO           4117      4117   COLUMBUS,OH                      AT&T_PCS
      OHIO           4116      4116   CLEVELAND,OH                     AT&T_PCS
      OHIO           TBD       TBD    TBD                              TBD
      OHIO           TBD       TBD    TBD                              TBD
      OHIO           TBD       TBD    TBD                              TBD
      OHIO           TBD       TBD    TBD                              TBD
      OHIO           TBD       TBD    TBD                              TBD
    OKLAHOMA         111       111    TULSA,OK                         AT&T Wireless Services of Tulsa, Inc.
    OKLAHOMA         169       169    OKLAHOMA CITY,OK                 Midwest Cellular Telephone L.P.
    OKLAHOMA         425       425    LAWTON,OK                        OK-5 Cellular, Inc.
    OKLAHOMA         1585      1585   GROVE,OK                         OK-5 Cellular, Inc.
    OKLAHOMA         169      30919   STILLWATER,OK                    OK-3 Cellular, Inc.
    OKLAHOMA         TBD       TBD    TBD                              TBD
    OKLAHOMA         TBD       TBD    TBD                              TBD
    OKLAHOMA         TBD       TBD    TBD                              TBD
    OKLAHOMA         TBD       TBD    TBD                              TBD
    OKLAHOMA         TBD       TBD    TBD                              TBD
    OKLAHOMA         TBD       TBD    TBD                              TBD
    OKLAHOMA         TBD       TBD    TBD                              TBD
    OKLAHOMA         TBD       TBD    TBD                              TBD
    OKLAHOMA         TBD       TBD    TBD                              TBD
    OKLAHOMA         TBD       TBD    TBD                              TBD
    OKLAHOMA         TBD       TBD    TBD                              TBD
    OKLAHOMA         TBD       TBD    TBD                              TBD
    OKLAHOMA         TBD       TBD    TBD                              TBD
     OREGON           61        61    PORTLAND,OR                      AT&T Wireless Services of Oregon, Inc.
     OREGON          1601      1601   HOOD RIVER,OR                    Hood River Cellular Telephone Company, Inc.
     OREGON           61      30249   NEWBERG,OR                       AT&T Wireless Services of Oregon, Inc.

     OREGON            607          a       Hood River, OR-2                           OR-2
     OREGON            606          a       Clatsop, OR-1                              OR-1
     OREGON            229          a       Medford, OR                                OR
     OREGON            148          a       Salem, OR                                  OR
     OREGON            607          a       Hood River, OR-2                           OR-2
     OREGON            135          a       Eugene-Springfield, OR                     OR
     OREGON            B38          C       Bend, OR                                   OR
     OREGON           B385          C       Roseburg, OR                               OR
     OREGON           B288       C,C3,C4    Medford-Grants Pass, OR                    OR
     OREGON           B460          C2      Walla Walla, WA-Pendelton, OR              OR
     OREGON           B358         C4,D     Portland, OR                               OR
     OREGON           B133          D       Eugene-Springfield, OR                     OR
     OREGON           B395          D       Salem-Albany-Corvallis, OR                 OR
     OREGON            B97          D       Coos Bay-North Bend, OR                    OR
  PENNSYLVANIA         13           a       Pittsburgh, PA                             PA
  PENNSYLVANIA         56           a       Northeast, PA                              PA
  PENNSYLVANIA         58           a       Allentown, PA-NJ                           PA
  PENNSYLVANIA         84           a       Harrisburg, PA                             PA
  PENNSYLVANIA         99           a       York, PA                                   PA
  PENNSYLVANIA         105          a       Lancaster, PA                              PA
  PENNSYLVANIA         118          a       Reading, PA                                PA
  PENNSYLVANIA         143          a       Johnstown, PA                              PA
  PENNSYLVANIA         143          a       Johnstown, PA                              PA
  PENNSYLVANIA         225          a       Altoona, PA                                PA
  PENNSYLVANIA         251          a       Williamsport, PA                           PA
  PENNSYLVANIA         259          a       State College, PA                          PA
  PENNSYLVANIA         616          a       Wayne, PA-5                                PA-5
  PENNSYLVANIA         619          a       Union, PA-8                                PA-8
  PENNSYLVANIA         619          a       Union, PA-8                                PA-8
  PENNSYLVANIA         621          a       Bedford, PA-10                             PA-10
  PENNSYLVANIA         622          a       Huntingdon, PA-11                          PA-11
  PENNSYLVANIA         622          a       Huntingdon, PA-11                          PA-11
  PENNSYLVANIA         623          a       Lebanon, PA-12                             PA-12
  PENNSYLVANIA         M9           A       Philadelphia                               PA
  PENNSYLVANIA        B215          D       Jamestown-Dunkirk, NY-Warren, PA           PA
  PENNSYLVANIA        B350          D       Pittsburgh, PA                             PA
  PENNSYLVANIA        B203         D,E      Indiana, PA                                PA
  PENNSYLVANIA        B317         D,E      New Castle, PA                             PA
  PENNSYLVANIA        B328         D,E      Oil City-Franklin, PA                      PA
  PENNSYLVANIA        B412         D,E      Scranton-Wilkes Barre-Hazleton, PA         PA
  PENNSYLVANIA         B10          E       Allentown-Bethlehem-Easton, PA             PA
  PENNSYLVANIA         B12          E       Altoona, PA                                PA
  PENNSYLVANIA        B218          E       Johnstown, PA                              PA
  PENNSYLVANIA        B435          E       Stroudsburg, PA                            PA
  PENNSYLVANIA        B117         E,F      Du Bois-Clearfield, PA                     PA
  PUERTO RICO          M25       A,A3,A4    Puerto Rico-U.S. Virgin Islands            PR
  PUERTO RICO          M25       A,A3,A4    Puerto Rico-U.S. Virgin Islands            PR
  PUERTO RICO         B488          C2      San Juan, PR                               PR
  PUERTO RICO         B488          C2      San Juan, PR                               PR
  PUERTO RICO         B489          C2      Mayaguez-Aguadilla-Ponce, PR               PR
  SOUTH DAKOTA         B1           E       Aberdeen, SD                               SD
  SOUTH DAKOTA        B199          E       Huron, SD                                  SD
  SOUTH DAKOTA        B369          E       Rapid City, SD                             SD
  SOUTH DAKOTA        B464          E       Watertown, SD                              SD
   TENNESSEE           M44       A3,A4,A5   Knoxville                                  TN

     OREGON          1601     30293   THE DALLES,OR                    Hood River Cellular Telephone Company, Inc.
     OREGON           61      30409   ASTORIA,OR                       AT&T Wireless Services of Oregon, Inc.
     OREGON           61      30867   MEDFORD,OR                       Medford Cellular Telephone Company, Inc.
     OREGON           61      30869   SALEM,OR                         Salem Cellular Telephone Company
     OREGON          1601     31011   MADRAS,OR                        Hood River Cellular Telephone Company, Inc.
     OREGON          TBD       TBD    TBD                              TBD
     OREGON          TBD       TBD    TBD                              TBD
     OREGON          TBD       TBD    TBD                              TBD
     OREGON          4422      4422   GRANTS PASS,OR                   Edge Wireless, L.L.C.
     OREGON          TBD       TBD    TBD                              TBD
     OREGON          TBD       TBD    TBD                              TBD
     OREGON          TBD       TBD    TBD                              TBD
     OREGON          TBD       TBD    TBD                              TBD
     OREGON          TBD       TBD    TBD                              TBD
  PENNSYLVANIA        39        39    PITTSBURGH,PA                    Pittsburgh Cellular Telephone Company
  PENNSYLVANIA       103      30103   NE PENNSYLVANIA,PA               Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       103       103    ALLENTOWN,PA                     Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       159       159    HARRISBURG,PA                    Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       159       159    YORK,PA                          Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       159       159    LANCASTER,PA                     Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       103       103    READING,PA                       Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA        39      30051   JOHNSTOWN,PA                     McCaw Communications of Johnstown, Inc.
  PENNSYLVANIA        39      30971   SOMERSET,PA                      McCaw Communications of Johnstown, Inc.
  PENNSYLVANIA       159      30755   ALTOONA,PA                       Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       103      30839   WILLIAMSPORT,PA                  Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       159      30755   STATE COLLEGE,PA                 Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       1619      1619   WAYNE COUNTY,PA                  Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       1625      1625   UNION,PA                         Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       307      30307   ASHLAND,KY                       Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       159       159    CHAMBERSBURG,PA                  Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       159       1631   MIFFLIN COUNTY,PA                Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       159      30755   LEWISTOWN,PA                     Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       159       159    LEBANON COUNTY,PA                Pennsylvania Cellular Telephone Corp.
  PENNSYLVANIA       4167      4167   PHILADELPHIA,PA                  AT&T_PCS
  PENNSYLVANIA       TBD       TBD    TBD                              TBD
  PENNSYLVANIA       TBD       TBD    TBD                              TBD
  PENNSYLVANIA       TBD       TBD    TBD                              TBD
  PENNSYLVANIA       TBD       TBD    TBD                              TBD
  PENNSYLVANIA       TBD       TBD    TBD                              TBD
  PENNSYLVANIA       TBD       TBD    TBD                              TBD
  PENNSYLVANIA       TBD       TBD    TBD                              TBD
  PENNSYLVANIA       TBD       TBD    TBD                              TBD
  PENNSYLVANIA       TBD       TBD    TBD                              TBD
  PENNSYLVANIA       TBD       TBD    TBD                              TBD
  PENNSYLVANIA       TBD       TBD    TBD                              TBD
  PUERTO RICO        4175     40683   VIRGIN ISLANDS,UN                Telecorp_PCS
  PUERTO RICO        4175     40685   PREPAIDVIRGIN ISLANDS,UN         Telecorp_PCS
  PUERTO RICO        4175      4175   SAN JUAN,UN                      Telecorp_PCS
  PUERTO RICO        4175     43715   SAN JUAN (PRE-PAY),UN            Telecorp_PCS
  PUERTO RICO        TBD       TBD    TBD                              TBD
  SOUTH DAKOTA       TBD       TBD    TBD                              TBD
  SOUTH DAKOTA       TBD       TBD    TBD                              TBD
  SOUTH DAKOTA       TBD       TBD    TBD                              TBD
  SOUTH DAKOTA       TBD       TBD    TBD                              TBD
   TENNESSEE         TBD       TBD    TBD                              TBD

   TENNESSEE           M28       B3,B4,B5   Memphis-Jackson                            TN
   TENNESSEE           M28       B3,B4,B5   Memphis-Jackson                            TN
   TENNESSEE           M43       B3,B4,B5   Nashville                                  TN
   TENNESSEE           M28       B3,B4,B5   Memphis-Jackson                            TN
   TENNESSEE           M28       B3,B4,B5   Memphis-Jackson                            TN
   TENNESSEE           M28       B3,B4,B5   Memphis-Jackson                            TN
   TENNESSEE           M28       B3,B4,B5   Memphis-Jackson                            TN
   TENNESSEE           M43       B3,B4,B5   Nashville                                  TN
   TENNESSEE           M28       B3,B4,B5   Memphis-Jackson                            TN
   TENNESSEE           B76          C2      Chattanooga, TN                            TN
   TENNESSEE          B211          C2      Jackson, TN                                TN
   TENNESSEE          B120          C2      Dyersburg-Union City, TN                   TN
   TENNESSEE          B314          C2      Nashville, TN                              TN
   TENNESSEE           B96         C2,F     Cookeville, TN                             TN
   TENNESSEE           B83         C2,F     Clarksville, TN-Hopkinsville, KY           TN
   TENNESSEE          B232          F       Knoxville, TN                              TN
   TENNESSEE          B290          F       Memphis, TN                                TN
     TEXAS              9           a       Dallas, TX                                 TX
     TEXAS             75           a       Austin, TX                                 TX
     TEXAS             33           a       San Antonio, TX                            TX
     TEXAS             160          a       Killeen-Temple, TX                         TX
     TEXAS             237          a       Tyler, TX                                  TX
     TEXAS             194          a       Waco, TX                                   TX
     TEXAS             233          a       Wichita Falls, TX                          TX
     TEXAS             662          a       Cherokee, TX-11                            TX-11
     TEXAS             657          a       Jack, TX-6                                 TX-6
     TEXAS             206          a       Longview-Marshall, TX                      TX
     TEXAS             292          a       Sherman-Denison, TX                        TX
     TEXAS             75           a       Austin, TX                                 TX
     TEXAS             75           a       Austin, TX                                 TX
     TEXAS             240          b       Texarkana, TX-AR                           TX
     TEXAS             M14        B4,B5     Houston                                    TX
     TEXAS             B13          C       Amarillo, TX                               TX
     TEXAS            B242          C       Laredo, TX                                 TX
     TEXAS             B34        C,F,E     Beaumont-Port Arthur, TX                   TX
     TEXAS             B3          C1,F     Abilene, TX                                TX
     TEXAS            B101         D,E      Dallas-Fort Worth, TX                      TX
     TEXAS            B260          E       Longview-Marshall, TX                      TX
     TEXAS            B265          E       Lufkin-Nacogdoches, TX                     TX
     TEXAS            B268          E       McAllen, TX                                TX
     TEXAS             B27          E       Austin, TX                                 TX
     TEXAS            B401          E       San Antonio, TX                            TX
     TEXAS            B418          E       Sherman-Denison, TX                        TX
     TEXAS            B441          E       Temple-Killeen, TX                         TX
     TEXAS            B443          E       Texarkana, TX/AR                           TX
     TEXAS            B452          E       Tyler, TX                                  TX
     TEXAS            B459          E       Waco, TX                                   TX
     TEXAS             B56          E       Brownsville-Harlingen, TX                  TX
     TEXAS             B57          E       Brownwood, TX                              TX
     TEXAS             B59          E       Bryan-College Station, TX                  TX
     TEXAS            B456         E,C      Victoria, TX                               TX
     TEXAS             B99         E,C      Corpus Christi, TX                         TX
     TEXAS            B341         E,C3     Paris, TX                                  TX
     TEXAS            B121        E,D,C2    Eagle Pass-Del Rio, TX                     TX
     TEXAS            B473         E,F      Wichita Falls, TX                          TX

   TENNESSEE         5828      5828   MEMPHIS,TN                       Telecorp_PCS
   TENNESSEE         5828     40324   MEMPHIS (PRE-PAY),TN             Telecorp_PCS
   TENNESSEE         4158     40379   CLARKSVILLE,TN                   Tritel, Inc.
   TENNESSEE         4158     40385   JACKSON,MS                       Tritel, Inc.
   TENNESSEE         4158     40393   VICKBURG,MS                      Tritel, Inc.
   TENNESSEE         4158     40395   MEMPHIS,TN                       Tritel, Inc.
   TENNESSEE         4158     40397   COLUMBIA,TN                      Tritel, Inc.
   TENNESSEE         4158     40397   COLUMBIA,TN                      Tritel, Inc.
   TENNESSEE         5828     40654   OXFORD,MS                        Telecorp_PCS
   TENNESSEE         4158     40399   CHATTANOOGA,TN                   Tritel, Inc.
   TENNESSEE         5828     40504   JACKSON,TN                       Telecorp_PCS
   TENNESSEE         TBD       TBD    TBD                              TBD
   TENNESSEE         TBD       TBD    TBD                              TBD
   TENNESSEE         4158     60030   COOKEVILLE,TN                    Tritel, Inc.
   TENNESSEE         TBD       TBD    TBD                              TBD
   TENNESSEE         4158     40405   KNOXVILLE,TN                     Tritel, Inc.
   TENNESSEE         TBD       TBD    TBD                              TBD
     TEXAS            33        33    DALLAS,TX                        Metroplex Telephone Company
     TEXAS           107       107    AUSTIN,TX                        Texas Cellular Telephone Company L.P.
     TEXAS           151       151    SAN ANTONIO,TX                   AT&T Wireless Services of San Antonio, Inc.
     TEXAS           409       409    KILLEEN/TEMPLE,TX                Texas Cellular Telephone Company L.P.
     TEXAS           579       579    TYLER,TX                         Northeast Texas Cellular Telephone Company
     TEXAS           587       587    WACO,TX                          Texas Cellular Telephone Company L.P.
     TEXAS           595       595    WICHITA FALLS,TX                 Wichita CellTelCo
     TEXAS           1711      1711   LUFKIN,TX                        Northeast Texas Cellular Telephone Company
     TEXAS            33      30287   GAINESVILLE,TX                   McCaw Communications of Gainesville, TX, Inc.
     TEXAS           229      30473   LONGVIEW,TX                      Longview Cellular, Inc.
     TEXAS            33      30635   SHERMAN/DENISON,TX               Texas Cellular Telephone Company L.P.
     TEXAS           107      30773   LAMPASSAS,TX                     Texas Cellular Telephone Company L.P.
     TEXAS           107      30843   JOHNSON CITY,TX                  Texas Cellular Telephone Company L.P.
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           4134      4134   HOUSTON,TX                       AT&T_PCS
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           5888     40520   BEAUMONT,TX                      Telecorp_PCS
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD
     TEXAS           TBD       TBD    TBD                              TBD

     TEXAS             B40        E,F,C1    Big Spring, TX                             TX
     TEXAS            B400        E,F,C1    San Angelo, TX                             TX
     TEXAS            B196          F       Houston, TX                                TX
     TEXAS            B264       F,C1,C2    Lubbock, TX                                TX
     TEXAS            B327       F,C1,C2    Odessa, TX                                 TX
     TEXAS            B296       F,C2,C1    Midland, TX                                TX
      UTAH             39           a       Salt Lake City, UT                         UT
      UTAH             673          a       Box Elder, UT-1                            UT-1
      UTAH             674          a       Morgan, UT-2                               UT-2
      UTAH             159          a       Provo-Orem, UT                             UT
      UTAH            B258          D       Logan, UT                                  UT
      UTAH            B365          D       Provo-Orem, UT                             UT
      UTAH            B399          D       Salt Lake City-Ogden, UT                   UT
      UTAH            B392         D,C2     St. George, UT                             UT
    VERMONT            B63        E,C1,F    Burlington, VT                             VT
    VERMONT           B388         E,F      Rutland-Bennington, VT                     VT
    VIRGINIA           M23          A5      Richmond-Norfolk                           VA
   WASHINGTON          109          a       Spokane, WA                                WA
   WASHINGTON          20           a       Seattle, WA                                WA
   WASHINGTON          82           a       Tacoma, WA                                 WA
   WASHINGTON          109          a       Spokane, WA                                WA
   WASHINGTON          697          a       Kittitas, WA-5                             WA-5
   WASHINGTON          698          a       Pacific, WA-6                              WA-6
   WASHINGTON          82           a       Tacoma, WA                                 WA
   WASHINGTON          191          a       Yakima, WA                                 WA
   WASHINGTON          214          a       Richland-Kennewick, WA                     WA
   WASHINGTON          697          a       Kittitas, WA-5                             WA-5
   WASHINGTON          698          a       Pacific, WA-6                              WA-6
   WASHINGTON          698          a       Pacific, WA-6                              WA-6
   WASHINGTON          212          a       Bremerton, WA                              WA
   WASHINGTON          242          a       Olympia, WA                                WA
   WASHINGTON          270          a       Bellingham, WA                             WA
   WASHINGTON          693          a       Clallam, WA-1                              WA-1
   WASHINGTON          699          a       Skamania, WA-7                             WA-7
   WASHINGTON          270          a       Bellingham, WA                             WA
   WASHINGTON         B460          C2      Walla Walla, WA-Pendelton, OR              WA
   WASHINGTON         B356          D       Port Angeles, WA                           WA
   WASHINGTON         B413          D       Seattle-Tacoma, WA                         WA
   WASHINGTON         B482          D       Yakima, WA                                 WA
   WASHINGTON          B55          D       Bremerton, WA                              WA
   WASHINGTON          B2          D,C2     Aberdeen, WA                               WA
   WASHINGTON         B468         D,C2     Wenatchee, WA                              WA
   WASHINGTON         B331         D,C3     Olympia-Centralia, WA                      WA
   WASHINGTON          B36         D,C3     Bellingham, WA                             WA
   WASHINGTON         B261         D,C4     Longview, WA                               WA
   WASHINGTON         B425         E,F      Spokane, WA                                WA
   WASHINGTON         B228          F       Kennewick-Pasco-Richland, WA               WA
 WEST VIRGINIA         140          a       Charleston, WV                             WV
 WEST VIRGINIA         706          a       Linclon, WV-6                              WV-6
 WEST VIRGINIA         200          a       Parkersburg-Marietta, WV                   WV
 WEST VIRGINIA         110          a       Huntington-Ashland, WV                     WV
 WEST VIRGINIA         178          a       Wheeling, WV-OH                            WV
 WEST VIRGINIA         701          a       Mason, WV-1                                WV-1
 WEST VIRGINIA        B259          C5      Logan, WV                                  WV
 WEST VIRGINIA        B306          D       Morgantown, WV                             WV

     TEXAS            TBD       TBD    TBD                              TBD
     TEXAS            TBD       TBD    TBD                              TBD
     TEXAS            TBD       TBD    TBD                              TBD
     TEXAS            TBD       TBD    TBD                              TBD
     TEXAS            TBD       TBD    TBD                              TBD
     TEXAS            TBD       TBD    TBD                              TBD
      UTAH             91        91    SALT LAKE CITY,UT                AT&T Wireless Services of Utah, Inc.
      UTAH             91        91    SALT LAKE CITY,UT                AT&T Wireless Services of Utah, Inc.
      UTAH             91      30363   PARK CITY,UT                     AT&T Wireless Services of Utah, Inc.
      UTAH             91      30871   PROVO,UT                         Provo Cellular Telephone Company
      UTAH            TBD       TBD    TBD                              TBD
      UTAH            TBD       TBD    TBD                              TBD
      UTAH            TBD       TBD    TBD                              TBD
      UTAH            TBD       TBD    TBD                              TBD
    VERMONT           TBD       TBD    TBD                              TBD
    VERMONT           TBD       TBD    TBD                              TBD
    VIRGINIA          TBD       TBD    TBD                              TBD
   WASHINGTON         231      75000   PULLMAN,WA                       AT&T_Wireless
   WASHINGTON          47        47    SEATTLE,WA                       AT&T Wireless Services of Washington, Inc.
   WASHINGTON          47        47    SEATTLE,WA                       AT&T Wireless Services of Washington, Inc.
   WASHINGTON         231       231    SPOKANE,WA                       Spokane Cellular Telephone Company
   WASHINGTON         601       601    MOSES LAKE,WA                    AT&T Wireless Services of Washington, Inc.
   WASHINGTON         1783      1783   CHEHALIS,WA                      AT&T Wireless Services of Washington, Inc.
   WASHINGTON          47      26345   KIRKLAND,WA                      AT&T Wireless Services of Washington, Inc.
   WASHINGTON         601      30227   YAKIMA,WA                        Yakima Cellular Telephone Company
   WASHINGTON         601      30229   TRI CITIES,WA                    AT&T Wireless Services of Washington, Inc.
   WASHINGTON         601      30231   MOSES LAKE,WA                    AT&T Wireless Services of Washington, Inc.
   WASHINGTON         1783     30243   LONGVIEW,WA                      AT&T Wireless Services of Washington, Inc.
   WASHINGTON          47      30837   CHEHALIS,WA                      AT&T Wireless Services of Washington, Inc.
   WASHINGTON          47      30873   BREMERTON,WA                     Bremerton Cellular Telephone Company
   WASHINGTON          47      30875   OLYMPIA,WA                       Olympia Cellular Telephone Company, Inc.
   WASHINGTON          47      30877   BELLINGHAM,WA                    Bellingham Cellular Partnership
   WASHINGTON         TBD       TBD    TBD                              TBD
   WASHINGTON         TBD       TBD    TBD                              TBD
   WASHINGTON          47      60017   REDMOND,WA                       AT&T_Wireless
   WASHINGTON         TBD       TBD    TBD                              TBD
   WASHINGTON         TBD       TBD    TBD                              TBD
   WASHINGTON         TBD       TBD    TBD                              TBD
   WASHINGTON         TBD       TBD    TBD                              TBD
   WASHINGTON         TBD       TBD    TBD                              TBD
   WASHINGTON         TBD       TBD    TBD                              TBD
   WASHINGTON         TBD       TBD    TBD                              TBD
   WASHINGTON         TBD       TBD    TBD                              TBD
   WASHINGTON         TBD       TBD    TBD                              TBD
   WASHINGTON         TBD       TBD    TBD                              TBD
   WASHINGTON         TBD       TBD    TBD                              TBD
   WASHINGTON         TBD       TBD    TBD                              TBD
 WEST VIRGINIA        307       307    CHARLESTON,WV                    West Virginia Cellular Telephone Corp.
 WEST VIRGINIA        1799      1799   LOGAN,WV                         West Virginia Cellular Telephone Corp.
 WEST VIRGINIA        307      26127   PARKERSBURG,WV                   Orange County Cellular Telephone Corp.
 WEST VIRGINIA        307      30047   HUNTINGTON,WV                    West Virginia Cellular Telephone Corp.
 WEST VIRGINIA         39      30059   WHEELING,WV                      Wheeling Cellular Telephone Company
 WEST VIRGINIA        TBD       TBD    TBD                              TBD
 WEST VIRGINIA        TBD       TBD    TBD                              TBD
 WEST VIRGINIA        TBD       TBD    TBD                              TBD

 WEST VIRGINIA        B431          D       Steubenville, OH-Weirton, WV               WV
 WEST VIRGINIA        B471          D       Wheeling, WV                               WV
 WEST VIRGINIA         B82          D       Clarksburg-Elkins, WV                      WV
 WEST VIRGINIA        B137         D,E      Fairmont, WV                               WV
   WISCONSIN           15           a       Minneapolis, MN-WI                         WI
   WISCONSIN          B297          C       Milwaukee, WI                              WI
   WISCONSIN          B297          C       Appleton-Oshkosh, WI                       WI
   WISCONSIN          B297          C       Milwaukee, WI                              WI
   WISCONSIN          B297          C       Milwaukee, WI                              WI
   WISCONSIN          B297          C       Appleton-Oshkosh, WI                       WI
   WISCONSIN          B297          C       Milwaukee, WI                              WI
   WISCONSIN          B432          C3      Stevens Point-Marshfield, WI               WI
   WISCONSIN          B297          D       Milwaukee, WI                              WI
   WISCONSIN          B466          D       Wausau-Rhinelander, WI                     WI
   WISCONSIN          B148         D,C3     Fond du Lac, WI                            WI
   WISCONSIN          B148         D,C3     Fond du Lac, WI                            WI
   WISCONSIN          B123         D,C3     Eau Claire, WI                             WI
   WISCONSIN          B173         D,C3     Green Bay, WI                              WI
   WISCONSIN          B216         D,C3     Janesville-Beloit, WI                      WI
   WISCONSIN          B276         D,C3     Manitowoc, WI                              WI
   WISCONSIN          B417         D,C3     Sheboygan, WI                              WI
   WISCONSIN          B272       D,C3,C4    Madison, WI                                WI
   WISCONSIN          B272       D,C3,C4    Madison, WI                                WI
    WYOMING            B77          C3      Cheyenne, WY                               WY
    WYOMING           B375          D       Riverton, WY                               WY
    WYOMING           B381          D       Rock Springs, WY                           WY

 WEST VIRGINIA       TBD       TBD    TBD                              TBD
 WEST VIRGINIA       TBD       TBD    TBD                              TBD
 WEST VIRGINIA       TBD       TBD    TBD                              TBD
 WEST VIRGINIA       TBD       TBD    TBD                              TBD
   WISCONSIN          23        23    MINNEAPOLIS,MN                   AT&T Wireless Services of Minnesota1
   WISCONSIN         4823      4823   MILWAUKEE,WI                     Telecorp_PCS
   WISCONSIN         4823     40655   BEAVER DAM,WI                    Telecorp_PCS
   WISCONSIN         4823     40657   WATERTOWN,WI                     Telecorp_PCS
   WISCONSIN         4823     40663   PREPAID/MILWAUKEE,WI             Telecorp_PCS
   WISCONSIN         4823     40665   PREPAID/BEAVER DAM,WI            Telecorp_PCS
   WISCONSIN         4823     40667   PREPAID/WATERTOWN,WI             Telecorp_PCS
   WISCONSIN         TBD       TBD    TBD                              TBD
   WISCONSIN         TBD       TBD    TBD                              TBD
   WISCONSIN         TBD       TBD    TBD                              TBD
   WISCONSIN         4823     40653   CALEDONIA,WI                     Telecorp_PCS
   WISCONSIN         4823     40661   PREPAID/CALEDONIA,WI             Telecorp_PCS
   WISCONSIN         TBD       TBD    TBD                              TBD
   WISCONSIN         TBD       TBD    TBD                              TBD
   WISCONSIN         TBD       TBD    TBD                              TBD
   WISCONSIN         TBD       TBD    TBD                              TBD
   WISCONSIN         TBD       TBD    TBD                              TBD
   WISCONSIN         4823     40651   WEST BEND,WI                     Telecorp_PCS
   WISCONSIN         4823     40659   PREPAID/WEST BEND,WI             Telecorp_PCS
    WYOMING          TBD       TBD    TBD                              TBD
    WYOMING          TBD       TBD    TBD                              TBD
    WYOMING          TBD       TBD    TBD                              TBD

Note: Markets with SID noted as TBD have not launched. Refer to Technical Data Sheet for specific market information.

                                    EXHIBIT C

                                 SERVICE CHARGES

The rates between the ACC markets listed on Exhibit A and all AWS markets listed on Exhibit B are as follows.

AIRTIME RATES:

RATES:

              PERIOD                        AWS AIRTIME RATE          DOBSON AIRTIME RATE        RECIPROCAL TOLL RATE
              ------                        ----------------          -------------------        --------------------
January 1, 2002 - June 30, 2002                      *                          *                          *
July 1, 2002 - December 31, 2002                     *                          *                          *
January 1, 2003 - June 30, 2003                      *                          *                          *
July 1, 2003 - December 31, 2003                     *                          *                          *
January 1, 2004 - June 30, 2007                      *                          *                          *

FROM JULY 1, 2004 - JUNE 30, 2005, the blended airtime and toll rate charged by ACC to AWS will be the lower of:

         1)       the rates in the table above ("Rate 1");

         2) the lowest rate charged by ACC as of July 1, 2004 to any wireless carrier representing greater than one percent (1%) of Dobson Cellular Systems, Inc. and its Affiliates and ACC's combined outcollect minutes ("Rate 2");

         3) the AWS Average Roaming Rate for the April 15, 2004, May 15, 2004, and June 15, 2004 roamer settlement periods. ("Rate 3").

If Rate 3 is the lowest of the three Rates, ACC may elect to charge AWS at the lower of Rate 1 or Rate 2 rather than Rate 3, in which case the AWS obligations in section 2.5.1 of the OA shall terminate.

BEGINNING JULY 1, 2005, the blended airtime and toll rate charged by ACC to AWS will be the lower of:

         1)       Rate 1

         2) the lowest rate charged by ACC as of July 1, 2005 to any wireless carrier representing greater than one percent (1%) of Dobson Cellular Systems, Inc. and its Affiliates and ACC's combined outcollect minutes ("Rate 2.1")

         3) the AWS Average Roaming Rate for the April 15, 2005, May 15, 2005, and June 15, 2005 roamer settlement periods. ("Rate 3.1")

         4)       the AWS ARPMIN Rate ("Rate 4").

If Rate 3 or 4 is the lowest of the four Rates, ACC may elect to charge AWS at the lower of Rate 1 or Rate 2.1 rather than Rate 3 or 4, in which case the AWS obligations in section 2.5.1 of the OA shall terminate. If Rate 4 is used to charge AWS, AWS will reduce the rate charged to ACC by a percentage

----------

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission equal to the percentage decrease in AWS Average Revenue Per Minute for the period July 1, 2004 - June 30, 2005.


OTHER TERMS:

*



----------

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission

                                    EXHIBIT D
                                 TECHNICAL DATA

                             METHODS AND PROCEDURES

The following information is furnished by___________ to __________ pursuant to
Section 6.1 of the Intercarrier Roamer Service Agreement between AT&T Wireless Services, Inc. and _____________________, by __________________:


NPA/NXX  LINE RANGE              SID/ BID   CITY          START DATE      END DATE







By:
   ------------------------------

Title:
      ---------------------------

Issue Date:
           ----------------------

The effective date shall be


---------------------------------

                                    EXHIBIT E
                           INTEROPERABILITY STANDARDS

*


----------

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission

                                  SCHEDULE E-1